                                      AMENDMENT


    THIS AMENDMENT, made as of the 23rd day of January, 1995, between FEDERAL EXPRESS CORPORATION ("Federal") and HAWKER PACIFIC, INC ("Hawker").

                                       RECITALS

    1. Federal and Hawker entered into a Maintenance Services Agreement dated August 14, 1994 (the Agreement").

    2.   Federal and Hawker now desire to amend the Agreement.

    FOR AND IN CONSIDERATION of the mutual covenants contained in this Amendment, Federal and Hawker (the "parties") agree as follows:

    1. Paragraphs 1 and 3 of Exhibit 2 to the Agreement are hereby deleted in their entirety and the paragraphs 1 and 3 on the attached Schedule 1 are substituted in lieu thereof.

    2. Except as otherwise provided in this Amendment, all words and definitions used in this Amendment shall have the same meaning in this Amendment as in the Agreement.

    3. Other than as provided in this Amendment, all terms and provisions of the Agreement are hereby ratified and confirmed.

    IN WITNESS WHEREOF, the parties hereby execute this Amendment on the day and year first above written.

                  APPROVED
              AS TO LEGAL FORM         FEDERAL EXPRESS CORPORATION

               [Illegible]             By:      [Illegible]
              --------------------        -------------------------------------
                    LEGAL DEPT         Title:   [Illegible]
                                             ----------------------------------
                                                        ("Federal")

                                       HAWKER PACIFIC, INC
               [Illegible]
         -------------------------     By:      [Illegible]
         CONCURRENCE                      -------------------------------------
         MANAGING DIRECTOR             Title:   [Illegible]
                                             ----------------------------------
                                                         ("Hawker")

THE [*] INDICATES THAT PORTIONS OF TEXT HAVE BEEN DELETED AND ARE BEING FILED UNDER SEPARATE COVER WITH THE SECURITIES EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                               SCHEDULE 1 TO AMENDMENT

                                   PRICING SCHEDULE


1.  The fixed labor costs for Standard Overhaul Service including:

    B727-100. B727-200. DC10-1O and DC 1O-30.

    ------------------------------------------------------------
              ASSEMBLY                  727-100        727-200
    ------------------------------------------------------------

    ------------------------------------------------------------
    A. NLG ASSY                           $  [*]        $   [*]
    ------------------------------------------------------------
    B. NLG DRAG BRACE ASSY                $  [*]        $   [*]
    ------------------------------------------------------------
    C. NLG DRAG PIN ASSY                  $  [*]        $   [*]
    ------------------------------------------------------------
    D. MLG ASSY L/H                       $  [*]        $   [*]
    ------------------------------------------------------------
    E. MLG S/S ASSY L/H                   $  [*]        $   [*]
    ------------------------------------------------------------
    F. MLG FWD TRN BRG ASSY L/H           $  [*]        $   [*]
    ------------------------------------------------------------
    G. MLG ACT BEAM L/H                   $  [*]        $   [*]
    ------------------------------------------------------------
    H. MLG ASSY R/H                       $  [*]        $   [*]
    ------------------------------------------------------------
    I. MLG S/S ASSY R/H                   $  [*]        $   [*]
    ------------------------------------------------------------
    J. MLG FWD TRN BRG ASSY R/H           $  [*]        $   [*]
    ------------------------------------------------------------
    K. MLG ACT BEAM R/H                   $  [*]        $   [*]
    ------------------------------------------------------------

    ------------------------------------------------------------
         LABOR TOTALS                    $   [*]       $    [*]
    ------------------------------------------------------------

    ------------------------------------------------------------
              ASSEMBLY                  DC10-10        DC10-30
    ------------------------------------------------------------

    ------------------------------------------------------------
    A. NLG ASSY                           $  [*]        $   [*]
    ------------------------------------------------------------
    B. NLG DRAG BRACE ASSY                $  [*]        $   [*]
    ------------------------------------------------------------
    C. MLG ASSY L/H                       $   [*]       $   [*]
    ------------------------------------------------------------
    D. MLG SIDE STGRUT ASSY L/H           $  [*]        $   [*]
    ------------------------------------------------------------
    E. MLG ASSY R/H                       $  [*]        $   [*]
    ------------------------------------------------------------
    F. MLG SIDE STRUT ASSY L/H            $  [*]        $   [*]
    ------------------------------------------------------------
    G. CLG ASSY                                         $   [*]
    ------------------------------------------------------------
    H. CLG DRAG BRACE ASSY                              $  [*]
    ------------------------------------------------------------

    ------------------------------------------------------------
         LABOR TOTALS                     $  [*]        $   [*]
    ------------------------------------------------------------

3.  Not To Exceed cost for Services for 727-100 and 727-200

    ------------------------------------------------------------
              ASSEMBLY                  727-100        727-200
    ------------------------------------------------------------

    ------------------------------------------------------------
    A. NLG ASSY                           $   [*]        $   [*]
    ------------------------------------------------------------
    B. NLG DRAG BRACE ASSY                $   [*]        $   [*]
    ------------------------------------------------------------
    C. NLG DRAG PIN ASSY                  $   [*]        $   [*]
    ------------------------------------------------------------
    D. MLG ASSY L/H                       $   [*]        $   [*]
    ------------------------------------------------------------
    E. MLG S/S ASSY L/H                   $   [*]        $   [*]
    ------------------------------------------------------------
    F. MLG FWD TRN BRG ASSY L/H           $   [*]        $   [*]
    ------------------------------------------------------------
    G. MLG ACT BEAM L/H                   $   [*]        $   [*]
    ------------------------------------------------------------
    H. MLG ASSY R/H                       $   [*]        $   [*]
    ------------------------------------------------------------
    I. MLG S/S ASSY R/H                   $   [*]        $   [*]
    ------------------------------------------------------------
    J. MLG FWD TRN BRG ASSY R/H           $   [*]        $   [*]
    ------------------------------------------------------------
    K. MLG ACT BEAM R/H                   $   [*]        $   [*]
    ------------------------------------------------------------

    ------------------------------------------------------------
         LABOR TOTALS                     $   [*]        $   [*]
    ------------------------------------------------------------

    Not To Exceed cost for Services for DC10-10 and DC10-30.

    ------------------------------------------------------------
              ASSEMBLY                  DC10-10        DC10-30
    ------------------------------------------------------------

    ------------------------------------------------------------
    A. NLG ASSY                           $   [*]        $   [*]
    ------------------------------------------------------------
    B. NLG DRAG BRACE ASSY                $   [*]        $   [*]
    ------------------------------------------------------------
    C. MLG ASSY L/H                       $   [*]        $   [*]
    ------------------------------------------------------------
    D. MLG SIDR STRUT ASSY L/H            $   [*]        $   [*]
    ------------------------------------------------------------
    E. MLG ASSY R/H                       $   [*]        $   [*]
    ------------------------------------------------------------
    F. MLG SIDE STRUT ASSY L/H            $   [*]        $   [*]
    ------------------------------------------------------------
    G. CLG ASSY                                          $   [*]
    ------------------------------------------------------------
    H. CLG DRAG BRACE ASSY                               $   [*]
    ------------------------------------------------------------

    ------------------------------------------------------------
         LABOR TOTALS                     $   [*]        $   [*]
    ------------------------------------------------------------

[LETTERHEAD]

                                                                          [LOGO]



August 22, 1994

Mr. Brian Carr
Vice President Landing Gear Unit
Hawker Pacific Inc.
11310 Sherman Way
Sun Valley CA 91352

Dear: Brian

Enclosed you will find one copy of the original completely executed contract between Federal Express and Hawker Pacific.

The enclosed copy is for your files. We thank you for your cooperation and participation in finalizing this agreement with Federal Express. We look forward to the success of this long term program and with other projects that we may have an opportunity to work together on in the future.

If you should have any questions, please give me a call at 901-369-2851.

Sincerely,

FEDERAL EXPRESS CORPORATION

/s/ William W. Richard

William W. Richard
Procurement Project Administrator,
Aviation Material & Services Contracting


Enclosures (1)

                                                        FEC Contract No. 95-0102


                            MAINTENANCE SERVICES AGREEMENT

THIS MAINTENANCE SERVICES AGREEMENT (the "Agreement"), made the 19th day of August, 1994, by FEDERAL EXPRESS CORPORATION, a Delaware corporation ("Federal") and HAWKER PACIFIC, INC., a California corporation ("Hawker").

                                       RECITALS

     1. Federal is an all-cargo carrier with a fleet of Boeing 747-200, 727-100, 727-200, McDonnell Douglas DC10-10, DC10-30, MD-11, Airbus Industries A300-600F and A310-200 aircraft equipped with landing gear assemblies.

     2. Federal desires to engage the services of a vendor to furnish facilities, labor, fixtures, equipment, material and tools to perform maintenance and overhaul services on Federal's Equipment (hereinafter defined), in accordance with the terms and subject to the provisions of this Agreement.

     3. Hawker maintains and operates facilities for the repair, maintenance, and functional testing of the Equipment.

     4. Hawker is ready, willing and able to perform the services described in this Agreement in accordance with and subject to the terms of this Agreement.

     FOR AND IN CONSIDERATION of the mutual covenants contained in this Agreement, Federal and Hawker (the "parties") agree as follows:

                                      ARTICLE 1
                                     DEFINITIONS

     SECTION 1.01. PRIMARY DEFINITIONS. In addition to words and terms elsewhere defined in this Agreement, the following words and terms as used in this Agreement shall have the following meaning:

     ACCEPTANCE: Federal's acceptance of the Equipment upon redelivery to Federal by Hawker in accordance with Article 8.

     APPLICABLE MANUALS: Original Equipment Manufacturer ("OEM") Component Maintenance Manuals ("CMM") and supplements and Federal Engineering Reports.

     COMPONENT: A constituent part of a unit of Equipment having no function apart from the unit.

     CONSIGNED PARTS: Parts placed by Federal at Hawker's facility for use in Hawker's performance of the Services.

     DATE OF COMPLETION: The day upon which Hawker notifies Federal that Equipment is serviceable and ready for shipment to Federal.

     DATE OF DELIVERY: The working day on which Federal's Workscope and Equipment are received at Hawker's maintenance facility.

     DELIVERY: Delivery of the Equipment to Hawker at Hawker's Facility in Sun Valley, California.

     DIRECT DAMAGE: Damage to a component or part attributable to defective Services on the damaged part or component.

     DIRECT MATERIAL: All parts, supplies and materials which are incorporated into the Equipment as part of an assembly, accessory, or component.

     EQUIPMENT: The individual and collective description of Federal's landing gear assemblies, and their respective parts, components and accessories, as more particularly described in Exhibit 1.

     FAA: The United States Federal Aviation Administration, or any successor.

     FIELD REPAIR SERVICES: Repair services as requested by Federal which are performed by Hawker at locations other than Hawker's facility in Sun Valley, California.

     FUNCTIONAL TEST OR TESTS: A test or check of Equipment in its operating (or functioning) environment, using test equipment, procedures, and limits specified in Federal's Specifications, as may be amended from time to time by Federal.

     INDIRECT MATERIAL: All supplies and materials which do not become an integral part of a basic assembly, accessory, component or other item of Equipment, such as, for example, lubricants, solvents, wiping rags, emery cloths or abrasives, and integrated items which have no part number, such as, for example, safety wire, plating materials, and minor hardware.

     INSPECTION: The thorough and searching examination of all items, major and minor assemblies, and components to determine identity, serviceability and proper installation.

     LANDING GEAR MAINTENANCE AND OVERHAUL PROGRAM: The maintenance and modification program developed by Federal's Engineering Division specifying the work to be performed on the Equipment to increase the overall product reliability of the Equipment and to assure its long-term integrity.

     MAINTENANCE: Those tasks necessary to restore, preserve or improve the Equipment's physical condition to a specified level, including but not limited to operational checks, Inspections, disassembly, cleaning, repair, rework, measurement, replacement of parts, reassembly, testing, lubricating, adjusting, etc., as more fully described in Federal's Specifications.

     MATERIAL: All items used during the performance of the Services or entered into and made a part of the Equipment.

     MODIFICATION: Alterations to the delivery configurations of the Equipment which cause it to conform to the redelivery configuration and conditions of the Equipment required by Federal's Specifications.

     NON-REPAIRABLE: The classification of an item which is not serviceable at the time of removal by repair in accordance with Federal's or the manufacturer's then current specifications.

     OUT-OF-SCOPE SERVICES: Services related to the Standard Overhaul Services, but which require unique operations or tooling and are accomplished outside the scope of specifications and applicable manuals (in effect as of the date of this Agreement).

     OUTSIDE SERVICES OR SUB-CONTRACT SERVICES: Services performed for Hawker by contractors subject to approval by Federal.

     PART: One piece, or two or more pieces joined together which are not normally subject to disassembly without destruction of designed use. The term "part" is also sometimes used in this Agreement to describe all components, parts, supplies, containers and materials required for the performance of the Service on the Equipment.

     PRICING SCHEDULE: The schedule of charges for the performance of the Services as set forth in Exhibit 2.

     REDELIVERY: Redelivery of the Equipment to Federal at Hawker's Facility in Sun Valley, California.

     REPAIR: The restoration of a Part or item of Equipment to a serviceable condition.

     REPAIRABLE: The classification of an item which can be made serviceable by rework, in accordance with Federal's Specifications, the OEM's current CMM or Federal's supplement to the OEM's CMM.

     REPRESENTATIVES: On-site personnel from time to time assigned by Federal to inspect or assess Hawkers performance of the Services at

Hawker's facility in Sun Valley, California or at other locations where Field Repair Services are conducted.

     SCHEDULE: A schedule setting forth Federal's forecast for the delivery of Equipment by Federal to Hawker, which schedule shall be amended by Federal from time to time throughout the term of this Agreement.

     SCRAP: Discarded Parts or Equipment having no value except for the intrinsic value of the reprocessed material composing the Parts or Equipment.

     SERVICEABLE: An item that meets all specified standards for airworthiness following completion of the Services, as defined by applicable Federal Aviation Regulations ("FAR") and Federal's Specifications, and has no known defects which would render it unfit for its intended use.

     SERVICES: All of the tasks to be performed by Hawker as described in this Agreement and the Specifications, or otherwise agreed to in writing by Hawker and Federal. As used in this Agreement, Services shall include, but not be limited to, Repair, Maintenance, Standard Overhaul Services, Out-of-Scope Services, Additional Services, Field Repair Services, Engineering Services, Lab Analysis Services, Sub-Contract Services and all other tasks which are the responsibility of Hawker pursuant to this Agreement.

     SHOP WORK DOCUMENT: A document used by Hawker to record all Services of any type, and post disassembly inspection results accomplished on the Equipment.

     SPECIFICATIONS: Federal's written instructions for the performance of the Services including, but not limited to, the following:

    (i) ENGINEERING AUTHORIZATION ("EA") - A document issued by Federal's Engineering Division providing immediate and specific instruction and authorization for: (1) one-time major or minor repair; (2) one-time major or minor modification; (3) one-time material substitution; or (4)immediate revision of technical manuals.

   (ii) ENGINEERING ORDERS ("EO") - A document issued by Federal's Engineering Division that: (1) provides the rationale, instruction, and authorization necessary to effect modifications, special inspections and repairs to the Equipment; (2) authorizes the accomplishment of the service evaluations, Airworthiness
             Directives or manufacturers' Service Bulletins and (3) controls and documents the modification, inspection, and repair processes in lieu of F.A.A. Form 337.

  (iii) MAINTENANCE PROGRAM - A document issued by the Maintenance and Engineering Divisions detailing the Maintenance Services to be performed on Federal's Equipment.

   (iv) COMPONENT MAINTENANCE MANUAL - A document issued by the OEM describing the procedure and requirements for the performance of maintenance services on Federal's Equipment.

    (v) SERVICE ORDER - A document issued by Federal authorizing the Services to be performed on Federal's Equipment.

   (vi) WORKSCOPE - A document issued by Federal describing the Services to be performed on the Equipment.

  (vii) LANDING GEAR OVERHAUL SPECIFICATIONS - A document issued as Federal's Engineering Report Nos. 83-005, 89-047 and 94-025 (Latest Revisions), from time to time, describing the Overhaul and Maintenance Services to be performed on Federal's Equipment as part of the Landing Gear Maintenance and Overhaul Program.

 (viii) COMPONENT POLICY SHEET, OSA, CAR. - Component Maintenance Specification Policy Sheets, Overhaul Specifications Amendments and Component Approved Repairs are documents issued by Federal detailing specific overhaul procedures for components.

Federal may at any time, by written order, (copies of which shall be promptly provided to Hawker) make changes within the general scope of this Agreement in any one or more of the following requirements:

     (1) Federal drawings, designs or specifications when the Services are to be performed for Federal in accordance with those drawings, designs or specifications, including but not limited to the Maintenance Program, the Component Maintenance Manual, the Workscope and the Landing Gear Overhaul Specifications;

     (2)     Method of shipping or packing;

     (3)     Place of delivery.

If any such change causes an increase or decrease in the cost of, or the time required for, performance of any part of the Services under this Agreement, whether or not changed by the Agreement, Federal and Hawker shall agree to make an equitable adjustment in the contract price, the delivery schedule, or both, and shall modify the Agreement. Failure to agree to any adjustment shall be a dispute between the parties. However, nothing in this clause shall excuse Hawker from proceeding with the Agreement as ordered by Federal.

     STANDARD OVERHAUL SERVICES: The maintenance and repair performed by Hawker on the Equipment, pursuant to this Agreement. Such Services shall include but are not limited to the following: (1) receipt, inspection, identification and recording of parts and serial numbers (2) disassembly; (3) removal of all bushings; (4) inspection; (5) nondestructive testing; (6) dimensioning; (7) engineering evaluation; (8) removal of all car corrosion, scores and abrasions;

(9) all machining required and approved by applicable manuals; (10) all repair schemes required and approved by applicable manuals; (11) stress relief; (12) bushing installation; (13) reassembly; (14) testing; (15) painting; and (16) final inspection. All Standard Overhaul Services shall be performed in accordance with Federal's Specifications, the OEM's CMM and Federal's supplement to the OEM's CMM.

     All consumable items, including but not limited to, grease, sealants, paint, and hydraulic fluid, shall be included in the Standard Overhaul Services. In addition, certain repairs which are beyond CMM limits and special repairs shall be included as part of the Standard Overhaul services. Such repairs would include, for example, lug hole machining (corrosion removal) which require exceeding CMM limits but is approved by Federal at the time of execution of this Agreement and are deemed a continuation of an approved CMM repair.

     SUBCONTRACTORS: Hawker's suppliers and contractors who perform any part of the Services or provide any parts to Hawker for its performance of Services, which Subcontractors shall be approved by Federal, which approval shall not be unreasonably withheld.

     TURNTIME: The number of calendar days from the working day following the Date of Delivery of the Equipment to Hawker to the Date of Completion, the Date of Completion inclusive.

     USED-SERVICEABLE-ZERO-TIME-SINCE-OVERHAULED PARTS (OTHER THAN LIFE LIMITED PARTS): Serviceable parts that have not been used since their last overhaul and which have been restored to a condition meeting established overhaul tolerances and limits, which parts may, upon mutual agreement, be exchanged for Federal's like repairable parts.

     USED SERVICEABLE LIFE-LIMITED PARTS: Serviceable parts, designated by the OEM or Federal as having limited life in use (either in hours, cycles or calendar time), which are unused since their last overhaul or which are restored to a condition meeting established overhaul tolerance and limits, and whose installations on the Equipment is subject to the prior approval by Federal.

     WORKING DAY:  Hawker's normal business days (Mon - Fri).

                                      ARTICLE 2
                                SCOPE OF THE SERVICES

     SECTION 2.01.  STANDARD OVERHAUL SERVICES AND OUT-OF-SCOPE SERVICES
PROVIDED: ADDITIONAL SERVICES. (a) When requested in writing by Federal, Hawker shall, for the charges set forth in this Agreement, provide labor, facilities, materials, equipment, fixtures production control, technical planning, inspection, tooling and all other services necessary to perform the Services in accordance with the provisions of this Agreement. Any Services or Additional Services shall be specifically requested in writing by Federal and performed by Hawker pursuant to Section 2.03 and 2.04 respectively.

    (b) Parts which require repairs in excess of fifty percent (50%) of the replacement cost, as determined based on the OEM catalog prices, will not be repaired unless authorized by Federal in writing within 5 working days of Federal's receipt of notice from Hawker.

    (c) As part of the Services, Hawker also shall perform all Inspections and Modifications required by the Specifications, Component Policy Sheets, Engineering Reports, or as otherwise requested by Federal, and, at Federal's convenience and specific request, Field Repair Services on Federal's Equipment.

    (d) Hawker will verify the actual Service Bulletin status of each Part sent to Hawker for Service to determine whether any further Service to any Part is necessary due to a revision, amendment or modification to any Service Bulletin.

    (e) Federal may have Services on the Equipment performed in-house or by a third party at any time without liability or obligation to Hawker. It is Federal's intent, however, that no more than one (1) ship set of landing gear assemblies per calendar quarter will be serviced by a vendor other than Hawker, exclusive of ship sets upon which Hawker is unable to perform Services within the time periods provided herein, and subject to the provisions of this Agreement.

    SECTION 2.02. APPLICATION OF SPECIFICATIONS. Hawker shall perform the Services in accordance with applicable portions of the Specifications and all current Equipment OEM CMM (as revised from time to time by Federal's Engineering Division) and all applicable FAR's unless specifically requested by Federal in writing to perform such other Services pursuant to Section 2.04. Copies of revisions to the Specifications and Federal's supplement to the OEM CMM will be promptly provided to Hawker.

    SECTION 2.03. ENGINEERING SERVICES. (a) As part of the Services and at no additional cost to Federal, Hawker shall perform all engineering services ("Engineering Services") necessary for performance of the Services including, but not limited to, engineering required for the coordination of the Specifications with Hawker's maintenance procedures, analyses of tests and inspections, development of required repair, maintenance or modification Services, and any other Engineering Services related to support of the Services.

    (b) Hawker shall perform all other Engineering Services specifically requested in writing by Federal pursuant to Section 2.04 for the charges set forth in this Agreement.

    SECTION 2.04. ADDITIONAL SERVICES. In addition to the Services, provided by Hawker pursuant to this Agreement, Hawker shall perform cost analyses and repair analyses on Federal's Equipment and other maintenance and modification services requested by Federal in writing and agreed to by Hawker and Federal which are not a part of the Services (the "Additional Services"). Any request by Federal for Additional Services shall set forth in detail the particular additions required to the Workscope. As soon as practicable, but in no event later than four (4) business days following Federal's request for Additional Services, Hawker shall advise Federal of the charges and the Turntime required by Hawker for performance of such Additional Services, which charges and Turntime shall be subject to Federal's approval prior to commencement of the Additional Services by Hawker.

    SECTION 2.05. REQUIRED APPROVALS. It is a condition of this Agreement that all of the Services performed by Hawker shall be in compliance with all applicable FAR's and all other requirements of the FAA and any other agency or governmental body having jurisdiction over the Services and that, at all times during the term of this Agreement, Hawker shall meet the technical and operational requirements of an FAA certified repair station authorized to perform the Services and be approved by Federal's Quality Assurance department.

    SECTION 2.06. AIRBUS, MD-11 AND 747. It is agreed that the parties will negotiate terms and prices for Services to be performed by Hawker on Federal's MD-11, Airbus A300-600F, Airbus 310-200 and Boeing B747-200 aircraft at a later date.

                                      ARTICLE 3
                    TERM OF AGREEMENT AND CANCELLATION OF SERVICES


    SECTION 3.01.  TERM OF AGREEMENT AND CANCELLATION OF SERVICES.

    (a) The term of this Agreement shall be for five (5) years, commencing upon execution of this agreement (the "Commencement Date") and expiring five
(5) years thereafter.

    (b) Federal shall be entitled to renew this Agreement annually by written Amendment after the initial [*] year term, upon providing written notice at least sixty (60) days prior to the expiration of the initial term or any renewal term of this Agreement. Charges for performance of the Services for any renewal term shall be agreed to by the parties in writing prior to commencement of such renewal term.

    SECTION 3.02. CANCELLATION OF SERVICES. In the event a qualified supplier other than Hawker makes a genuine, bona fide offer to provide substantially the same Services and Equipment as provided under this Agreement and Federal desires to negotiate with such third party, then Federal agrees to promptly notify Hawker of certain terms of the alternative proposal. Specifically, the notification will set forth the economic and performance value of the alternative service, including but not limited to price, turn times, performance guarantees, warranties, and period of service. Hawker will then be afforded the opportunity to match the offer prior to Federal's acceptance of such an offer. In the event Hawker has not notified Federal that it will match the terms of the offer set forth in Federal's notification within sixty (60) days of

Hawker's receipt of such notification, then Federal shall be permitted, at its option, to terminate this Agreement. Notwithstanding the foregoing, it is agreed by Federal, that Federal shall not be permitted to terminate this Agreement pursuant to this Section 3.02 during the first [*] years of the term of this Agreement. In the event Federal does so cancel this Agreement, and if Hawker shall then be in the process of performing any Services hereunder, Hawker shall be entitled to receive payment from Federal in accordance with the charges set forth in Exhibit 2 for labor and materials with respect to the Services actually performed prior to the date of cancellation, less any proceeds from Hawker's disposition of Parts, materials, or supplies procured with respect to such canceled Services. Hawker shall immediately redeliver to Federal all Equipment, Parts and Components upon which any such partial Services have been performed.

    SECTION 3.03.  If Federal elects to cancel this Agreement as provided in
Section 3.02, Federal will purchase from Hawker, not more than six (6) months after Federal's cancellation of this Agreement, mutually agreed quantities of landing gear parts that had been purchased by Hawker to perform the Services for Federal, at Hawker's purchase price not to exceed Airline Catalog List Price of such parts as of the date of purchase by Federal. Federal shall not be required to purchase obsolete or unserviceable material or parts.

                                      ARTICLE 4
                              PARTS, MATERIALS, SUPPLIES

    SECTION 4.01. PROVISION OF PARTS BY HAWKER. (a) Unless otherwise provided in this Agreement, Hawker shall provide all Parts necessary for the performance of the Services. If requested, Federal shall cooperate with Hawker in its efforts to procure Parts, but Federal shall have no obligation to provide Parts.


    (b) In addition to the Parts required by Section 4.01(a), at all times during the term of this Agreement, Hawker will provide a rotable spare inventory of Equipment and Parts, in numbers sufficient to support an exchange program and provide AOG support for all of Federal's aircraft which are no longer under the OEM's warranty period and fox which Federal does not have serviceable rotable spares available.

    SECTION 4.02. INABILITY TO PROCURE PARTS. If Hawker is unable to procure any Parts, Hawker shall notify Federal and Federal shall use its best efforts to provide the Parts to Hawker.

    SECTION 4.03. FEDERAL-SUPPLIED PARTS. Federal reserves the right, at its sole discretion, to furnish to Hawker for the performance of the Services, any nonstandard replacement parts ("Federal-Supplied Parts"). Federal will not supply standard replacement parts required for the performance of the Services, as specified in the Workscope. Federal-Supplied Parts will be delivered to Hawker within ten (10) days after Federal's receipt of written request from Hawker. Hawker will not change Federal, and Federal shall have no obligation to pay, any "handling", "stocking" or other charges associated with Federal Supplied Parts provided to Hawker under Section
4.02 or 4.03 hereof.

    SECTION 4.04. REPAIRABLE PARTS EXCHANGE. (a) If an exchange or purchase of Parts becomes necessary, Hawker shall furnish the agreed upon Parts on the basis of either a sale or exchange as mutually agreed by Federal and Hawker, and under the terms, conditions and prices contained in this Agreement and set forth in Exhibit 2.

    (b) Title to Parts purchased shall pass to Federal immediately upon Hawker's delivery of such Part for installation into the Equipment. In the event of an exchange of Parts, title to any exchanged Part(s) shall pass between Hawker and Federal immediately upon delivery of such Part(s). Such Parts shall be free of all liens and encumbrances at the time of purchase or exchange.

    (c) Should Parts exchanged by Federal, and which become the property of Hawker be deemed, by mutual written agreement between Federal and Hawker, to be scrap and/or have reduced service life below the monetary value of said Part, a serviceable Part will be substituted by Federal, or, at Federal's option, additional funds to offset the reduced service life will be provided by Federal to Hawker. In determining the monetary value of an exchanged Part, Federal's Engineering Department shall review the scope of repairs for all required Repairs that are not within the CMM limits. Federal and Hawker shall mutually agree on the extent of repairs.

    SECTION 4.05. HANDLING, STORAGE AND DISPOSITION OF PARTS.

    (a) Hawker shall maintain a material management system adequately staffed with qualified personnel to handle the receiving, inventory, warehousing, quality control, inspection, storage, transportation, packaging, issuance and disposition of Parts. Hawker shall deliver the Parts in the same packaging in which such Parts were shipped by Federal to Hawker. If requested by Federal, Hawker shall repair, or cause to be repaired, any damage to Federal's packaging. Federal shall reimburse Hawker for the cost of such repairs. If requested by Federal, Hawker shall ship the Parts in packaging which meets ATA 300 specification requirements or other packaging as requested by Federal; provided, however, that Federal shall either provide such packaging to Hawker, or Hawker shall obtain such packaging and Federal shall promptly reimburse Hawker for the costs of such packaging.

    (b) Hawker shall tag as unserviceable, accumulate and store in a designated holding area all Non-repairable Parts and Parts which are beyond economical repair exclusive of the Parts listed in Exhibit 3, for review by Federal's Representative after receiving written notification from Hawker that such Parts are being stored. Federal shall determine and inform Hawker in writing as to the disposition of such Parts. The Parts will be returned to Federal or to a location designated by Federal.

    (c) Hawker shall maintain an inventory of Federal-supplied Parts. Such Parts shall not be removed from the holding area without the written approval of Federal which shall not be unreasonably withheld. Hawker shall provide, subject to mutual agreement, ample, secured warehouse space for all Federal-Supplied Parts and for Federal's unserviceable Parts, if any. Federal-Supplied Parts shall be isolated from Hawker's parts and Hawker shall insure limited access to and maximum security for Federal-Supplied Parts. Hawker assumes responsibility for the handling and storage of Federal-Supplied Parts in accordance with all FAR's including FAR 121 and shall use all reasonable measures and precautions to protect them from damage or deterioration, including storage in a manned or locked storeroom that is dry and ventilated, and insured under Hawker's blanket insurance policy.

    SECTION 4.06. FAA COMPLIANCE. In providing the Services, Hawker shall utilize only FAA-approved procedures and Parts which have been certified to an AN, MS or other comparable U.S. Aeronautical Standard and which conform to the Specifications and all provisions of the FAA and this Agreement. Parts shall be secured only from sources that can trace their origin to the FAA approved original equipment manufacturer. Overhaul/serviceable parts, with appropriate overhaul records meeting the requirements specified in FAR 121.380, will be obtained only from FAA approved repair facilities.

    SECTION 4.07.  CONFIGURATION AND CONDITION OF PARTS PROVIDED BY HAWKER.
(a) Parts used by Hawker shall be of a part number and modification status equal to or later than the Part removed. Any deviations must be agreed to by Federal in writing. Hawker shall replace all Non-repairable Parts identified in the Component Maintenance Program Specification with Serviceable-Zero-Time-Since-Overhauled Parts.

    (b) Hawker shall attach serviceable tags certifying the performance of Services to all bench-tested, overhauled or repaired Components removed from the Equipment. Hawker's or its Subcontractor's serviceable parts tag shall be completed and signed by Hawker or its Subcontractor as applicable. In addition, Hawker will supply all necessary documentation and tear down data and testing reports related to the overhaul and repair of Components.

                                      ARTICLE 5
                                  EQUIPMENT EXCHANGE

    SECTION 5.01. AGREEMENT TO LEASE OR EXCHANGE EQUIPMENT. When Hawker has in its possession certain landing gear inventory including, but not limited to, the inventory maintained by Hawker pursuant to Section 4.01(b) hereof, this inventory shall be made available at all times for exchange with Federal's Equipment upon request by Federal and in connection with performance of this Agreement. Exchange fees will be in accordance with Exhibit 2.

                              ARTICLE 6 OUTSIDE SERVICES

    SECTION 6.01. USE OF SUBCONTRACTORS. Subject to prior written approval by Federal of each Subcontractor to be used by Hawker in its performance of the Services, which approval shall not be unreasonably withheld, Hawker may have any of the Services performed by Subcontractors.

    SECTION 6.02. SUBCONTRACTOR RELATIONSHIP. Nothing in this Agreement or otherwise shall create any contractual relationship between Federal and any Subcontractor of Hawker and no Sub-Contract shall relieve Hawker of its obligations should the Subcontractor fail to perform in a satisfactory manner. Hawker shall be responsible to Federal for all acts and omissions of persons directly or indirectly employed by Hawker in connection with the performance of the Services, including its Subcontractors, and Hawker shall insure the cooperation of all such persons with Federal for the expeditious, correct and satisfactory performance of the Services.

    SECTION 6.03. PAYMENT TO SUBCONTRACTORS. (a) Hawker's obligation to pay its Subcontractors is an independent obligation from Federal's obligation to pay Hawker and, notwithstanding any provision contained in this Agreement, Federal shall have no obligation to pay or to see to the payment of any Monies to any Subcontractor. Federal's withholding of payments in accordance with this Agreement shall not be grounds for Hawker to withhold payments properly due its Subcontractors.

    (b) Federal reserves the right to make payment directly to any Subcontractor (or jointly to the Subcontractor and Hawker) in such amount as Federal determines necessary to protect Federal from claims arising out of Services performed or Parts provided by the Subcontractor for which Hawker has failed to pay, provided Federal has notified Hawker of the Subcontractor's claim and has given Hawker a reasonable opportunity to settle the claim. If Federal exercises its rights under this subparagraph (b) to pay a Subcontractor's claim, the amount owed Hawker shall be reduced by the amount of any such payment by Federal.

    SECTION 6.04. OUTSIDE SERVICES OR SUB-CONTRACT SERVICES REQUIREMENT. It is a condition of this Agreement that all Outside Services or Sub-Contract Services shall be performed in compliance with the requirements of this Agreement, the FAA and any other agency or governmental body having jurisdiction over the Outside Services or Sub-Contract Services and that at all times during the term of this Agreement all Subcontractors shall meet the technical and operational requirements of an FAA certified repair station authorized to perform such Outside Services or Sub-Contract Services.

                                      ARTICLE 7
                              SCHEDULING AND FORECASTING

    SECTION 7.01. SCHEDULES AND FORECASTS. (a) Federal shall furnish the Schedule to Hawker, throughout the term of this Agreement, which Schedule shall provide a six-month forecasting of the Standard Overhaul Services of Federal's Equipment based on Federal's best estimates. Federal shall have the right to amend and periodically update the Schedule and to add any Services to the Schedule at any time. It is expressly agreed and understood that such

Schedule is only an estimate, and Federal may, in its sole discretion, delete any item of Services contained in the Schedule, or delay or cancel Delivery of any Equipment for Services upon written notice to Hawker, without obligation or penalty.

    (b) Hawker shall provide to Federal's Procurement and Component Vendor Management Departments a weekly status report of the current Schedule which shall provide current information concerning all of the Services provided by Hawker during the week preceding such status report.

                                      ARTICLE 8
                           TESTING, ACCEPTANCE AND DELIVERY

    SECTION 8.01. INSPECTIONS AND TESTS. Hawker shall conduct Inspections of the Equipment and perform Tests ("Tests") on repaired Equipment sufficient to determine the conformity of the Equipment with Federal's Specifications and this Agreement. Federal shall have the right to observe Hawker's performance of the Inspections and Tests at Hawker's maintenance facility. Federal's observance of Hawker's performance shall not constitute an Acceptance of the Services, nor shall it relieve Hawker of its obligations to render the Services required in this Agreement.

    SECTION 8.02. TERMS OF DELIVERY AND REDELIVERY. (a) Federal shall deliver the Equipment to be serviced to Hawker F.0.B. Hawker's maintenance facility in Sun Valley, California. Within five (5) working days after the Date of Delivery for Components shipped separately from a landing gear assembly, and ten (10) working days from Date of Delivery for a landing gear assembly (or assemblies), Hawker shall provide to Federal an estimate of the repair/overhaul cost, if applicable, and an estimate of the Date of Completion. Hawker shall notify Federal's designated department three days prior to Redelivery of Equipment. Upon the Date of Completion of the Services, Hawker shall Redeliver the Equipment to Federal in Memphis, Tennessee (or other location as designated by Federal in writing) F.O.B. Hawker's maintenance facility in Sun Valley, California.

    (b) Hawker shall perform the Services so that the Equipment Turntime does not exceed forty-five (45) calendar days from Date of Delivery unless otherwise agreed to by Federal (excluding Additional Services). Hawker shall maintain a Parts and Component exchange capability or have sufficient access to Parts and Components to support such forty-five (45) day Turntime commitment.

    (c) Any Component redelivered to Federal by Hawker must be accompanied by Hawker's serviceable tag.

    SECTION 8.03. ACCEPTANCE AND DELIVERY. Federal's Acceptance of Services shall not affect Federal's right to reject such Services during the warranty period described in Section 10.01 in the event it discovers defects not discoverable by the Inspections and Tests performed by Hawker. Federal shall be afforded such additional time as is necessary to confirm that all defects have been eliminated and that the Services are acceptable to Federal and conform to the

Agreement and the Specifications. Federal shall promptly notify Hawker in writing when it becomes aware of a defect in any of the Services. Hawker shall promptly correct all such defects.

    SECTION 8.04. TITLE AND RISK OF LOSS. All Equipment, Parts, and Components delivered by Federal to Hawker shall remain the property of Federal. Risk of Loss with respect thereto shall shift to Hawker upon Delivery by Federal, and shall remain with Hawker until Redelivery by Hawker.

                                      ARTICLE 9
                                 PAYMENTS AND CHARGES

    SECTION 9.01. BASIS OF CHARGES. Hawker's charges to Federal for the Services shall be determined in accordance with the Pricing Schedule set forth on Exhibit 2.

    SECTION 9.02. TERMS OF PAYMENT. (a) At or following the Date of Completion, Hawker shall submit an invoice to Federal for all charges associated with the performance of the Services on the Equipment.

    (b) The original of each invoice shall be submitted to the following address:

              Federal Express Corporation
              Attn.: Manager - Component Vendor Mgmt.
              3101 Tchulahoma
              Memphis, Tennessee 38118-5440

    (c) Payments to Hawker shall be in U.S. Dollars, paid within thirty (30) days of Federal's receipt of Hawker's invoices that comply with Section 9.03. Hawker shall provide to Federal a discount of [*] percent [*] invoices if such invoices are paid by Federal within ten (10) business days of receipt of such invoice by Federal.

    (d) No payment by Federal shall be deemed an Acceptance of the Services or any portion of the Services by Federal. Federal shall have the right to recover any amounts previously paid in error or to withhold monies from future payments equal to the charges associated with Services not performed in accordance with this Agreement.

    SECTION 9.03. INVOICING. (a) All invoices submitted by Hawker to Federal shall include the following information (and Federal shall have no obligation to pay any invoices not so documented):

    (I) An identification of the Service Order ("SO") provided by Federal authorizing the Services performed by Hawker;

    (ii) A separate identification of the Services performed on the Equipment, Hawker's (or its Subcontractor's) job number, the part number and serial number of the Equipment on which the Services we e performed and the Date of Delivery and the Date of Completion of the Equipment;

    (iii) An identification of all Parts used in performing the Services, including nomenclature, part number and serial number (if serialized);

    (iv) A separate, itemized account of all charges associated with performance of the Services, including direct labor (not associated with fixed prices), man-hours expended, materials and fees;

    (v) An itemized account of charges associated with any other Services performed by Hawker in accordance with the terms of this Agreement, including direct labor and travel, the date(s) the Services were performed, the name of the employee performing the Services, the nature of the Services performed, the location at which the Services were performed, and Federal's written authorization therefor; and

    (vi) Any additional items agreed upon by Federal and Hawker during the term of the Agreement.

    (b) If any invoices submitted by Hawker to Federal are improperly documented and do not include the foregoing information, Federal shall promptly notify Hawker within five (5) business days of receipt by Federal.

    SECTION 9.04. RIGHT OF AUDIT. Hawker shall keep full and accurate records of Services performed in connection with this Agreement. All pertinent records required to document Hawker's performance under this agreement shall be open to audit by Federal or any authorized representative of Federal, for the period of time between overhaul for each Part and/or Equipment upon which Services are performed. In addition, Hawker shall make it a condition of all Sub-Contracts entered into in connection with this Agreement, that any and all Subcontractors will keep accurate records of costs incurred in connection. with the Sub-Contract, and the records shall be open to audit by Federal or Hawker, or their authorized representatives, during the course of the Subcontractor's work and for the period of time between overhaul for each Part and/or Equipment upon which Services are performed.

                                      ARTICLE 10
                                 HAWKER'S WARRANTIES


    SECTION 10.01. HAWKER'S WARRANTIES. Hawker warrants that the Equipment and Parts shall be free from defects due to faulty workmanship or material furnished by Hawker or its Subcontractor for the first one-half (1/2) of the period of time between overhauls; provided, however, that if such Parts and/or Equipment are not installed on Federal's Aircraft within twelve (12) months of the date of Re-delivery of such Parts and/or Equipment, then the warranty set forth in this Section 10.01 shall be exclusive of all elastomers and seals contained in such Parts and/or Equipment.

Federal shall maintain adequate records to confirm the date of first usage.

                                                                              16
    SECTION 10.02. CONDITION OF WARRANTIES. Except as otherwise provided, Hawker shall have no obligation under this Article 10 unless Federal shall have:

    (i) following Redelivery, operated and maintained the warranted item in accordance with applicable FAR's and Federal's Specifications;

    (ii) following Redelivery, used the warranted item under normal operating conditions and not subjected it to misuse, abuse, improper installation or application, improper maintenance or repair, alteration, accident or negligence in use, storage, transportation or handling by anyone other than Hawker; and

    (iii) Notified Hawker within thirty (30) days of its discovery of the defect in the warranted item of Equipment.

    SECTION 10.03. WARRANTY REPAIRS BY HAWKER. (a) Hawker's liability under the warranties set forth in Section 10.01 shall be limited to the replacement or repair, subject to Federal's approval, and at Hawker's expense, of any warranted Part or Equipment or the correction of all or any portion of the Services, and to the repair or replacement of any other item of Parts or Equipment which has been returned to Hawker and, in the reasonable determination of Federal, has suffered damage as a result of defective Services, Parts or Components. Hawker shall be responsible for any reasonable transportation charges incurred by Federal for return of defective Parts or Equipment, or otherwise in connection with a defect in the Services.

    (b) Hawker's obligations under Article 10 do not include any warranty for Federal-Supplied Parts used by Hawker in performing the Services.

    (c) Hawker's sole responsibility under Article 10 shall be as stated herein. In no event shall Hawker be liable to Federal for consequential damages. THE WARRANTIES MADE BY HAWKER AS SET FORTH IN ARTICLE 10 ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, AND ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED.

    SECTION 10.04. FEDERAL'S WARRANTY REPAIRS. To expedite the return to service of defective Parts and Equipment which Hawker is obligated to repair or replace pursuant to Section 10.03 ("Federal's Warranty Repairs"), Hawker and Federal agree that such repairs or replacements may be performed by Federal or Federal's authorized vendor, at Federal's option if Federal determines that Hawker cannot perform the warranty repair as conveniently as necessary for the operation of Federal's business.

                                                                              17
    SECTION 10.05.  REIMBURSEMENT FOR FEDERAL'S WARRANTY REPAIRS.

    (a) Upon receipt of Federal's claim for reimbursement with respect to Federal's Warranty Repairs, Hawker shall promptly reimburse Federal for the reasonable costs invoiced to Federal for all parts and materials incorporated in such repair or replacement (excluding any modification kits, parts and materials which may be furnished to Federal by Hawker at no charge to Federal), plus all reasonable direct labor costs, determined in accordance with the Pricing Schedule, and reasonable transportation costs incurred in the performance of Federal's Warranty Repairs.

    (b) Federal's claims for reimbursement shall be submitted in writing to Hawker. All claims shall include the following information:

    (i) the identity of the Part involved, including serial number, nomenclature and the quantity claimed to be defective;

    (ii) the identity of the Equipment from which the defective Part was removed;

    (iii)  the date the claimed defect became apparent to Federal;

    (iv)   a description of the claimed defect and circumstances;

    (v)    the date repair or replacement was completed;

    (vi) an itemized account of the direct labor hours expended in performing the repair or replacement; and

    (vii) an itemized account of the Parts incorporated in the repair or replacement.

    (c) Hawker shall reimburse to Federal within thirty (30) days from the date of receipt of Federal's claim, any amounts properly claimed by Federal pursuant to this Section 10.05.

    (d) It is agreed by Federal and Hawker that Hawker retains the right to provide the required Parts used in Federal's warranty repairs, as long as Hawker provides such Part(s) to Federal within the time periods set forth herein. Federal will notify Hawker of all required Parts and Hawker will have them delivered to the designated address within the (10) calendar days after written notice by Federal. In the case of an AOG situation, Federal shall be under no obligation to obtain any Parts from Hawker, but rather Federal may obtain such Parts from any source but at Hawker's expense as provided herein. It is also agreed by Federal and Hawker that Hawker retains the right of review of the labor hours and charges for Federal's Warranty Repairs and will be liable only for costs associated with Federal's Warranty Repairs which are reasonable under airline industry standards.

    SECTION 10.06. ASSIGNMENT OF WARRANTIES. (a) For all Parts and Equipment which Hawker has re-delivered to Federal, Hawker assigns to

                                                                              18
Federal any and all assignable warranties, service life policies and patent indemnities of manufacturers, suppliers and Subcontractors other than Hawker, and, upon Federal's request, Hawker shall give Federal reasonable assistance in enforcing Federal's rights under such warranties, service life policies and patent indemnities. Upon Federal's request, Hawker shall give notice to any such manufacturers, suppliers and Subcontractors of the assignment of such warranties, service life policies and patent indemnities.

    (b) The identification and processing of warranty claims against manufacturers, suppliers and Subcontractors shall be Hawker's responsibility. Federal shall assist Hawker in warranty identification, but in no event shall Federal's failure to identify warranty claims relieve Hawker of its responsibility to do so.

                                      ARTICLE 11
                     AFFIRMATIVE ACTION AND DRUG TESTING PROGRAM

    SECTION 11.01. COMPLIANCE WITH LAWS. (a) To the extent applicable to Hawker, it agrees to comply with the affirmative action requirements applicable to contracts with U.S. government contractors as set forth in Title 41 of the Code of Federal Regulations. The provisions of said regulations are incorporated by reference into this Agreement. Hawker hereby further agrees to employ only persons who are legally authorized to work in the United States and to have an I-9 employment authorization form, if required, for each person employed by it.

    (b) Prior to performance of the services, Hawker shall provide evidence satisfactory to Federal that Hawker has in place an Anti-Drug Program for its employees or subcontractors who perform safety-sensitive or security related services in compliance with 14 C.F.R. Section 121.429, 121.455, 121.457 and Appendix I (the "Appendix"). If Federal has reason to believe that any Subcontractor is not in compliance with such Regulation, Hawker shall provide prompt written confirmation and evidence of compliance with respect to such Subcontractor. If Federal discovers at any time during the term of this Agreement that Hawker, its employees or subcontractors are not in full compliance with 14 C.F.R. Section 121.429, 121.455, 121.457 and the Appendix, Federal shall have the right, in addition to any and all other remedies at law or in equity, to immediately terminate the Agreement with no further obligations or liabilities to Hawker. Hawker acknowledges that Federal has entered into this Agreement in reliance on Hawker's representation that it is in compliance with the requirements of the Federal Aviation Administration's drug testing requirements for the aviation industry and Hawker agrees that it will comply with such requirements at all times during the term of this Agreement.

    (c) Hawker agrees to indemnify, defend and hold harmless Federal, its officers, directors and employees from and against any and all claims, liabilities, losses and expenses (including reasonable attorneys' fees) arising in connection with Hawker, its employees or Subcontractor's failure to comply with the provisions of this Section.

                                      ARTICLE 12
                                      EMPLOYEES

    SECTION 12.01. EMPLOYEES. Each party represents that it has or will obtain appropriate agreements with its employees or others whose services it may require, sufficient to enable it to comply with all the provisions of this Agreement. The parties intend that an independent contractor relationship will be created by this Agreement. Hawker is an independent contractor and personnel used or supplied by Hawker in the performance of this Agreement shall be and remain employees or agents of Hawker, and under no circumstances are such personnel to be considered employees or agents of Federal. Hawker shall have the sole responsibility for supervision and control of its personnel, and for payment of all employment related taxes. Hawker shall be solely responsible for any liability to third parties resulting from the negligent or intentional acts or omissions of Hawker, its agents, employees or subcontractors arising from or occurring in the course of Hawker's performance under this Agreement.

                                     ARTICLE 13
                                      INSURANCE

    SECTION 13.01. HAWKER'S INSURANCE. (a) Throughout the term of this Agreement, Hawker shall maintain in force at its expense insurance as required in this Article 13 and shall furnish to Federal a certificate from all insurance carriers showing the expiration dates and the required limits of liability. Hawker shall furnish to Federal underwriter's certificates certifying that such policies of insurance are in full force and effect, and that Federal shall be given thirty (30) days' prior notice by the insurers in the event that either the insurers or Hawker desire to cancel or materially change such policies of insurance. The certificate of insurance holder shall be in the following name and address:

                        Federal Express Corporation
                        3101 Tchulahoma
                        Memphis, Tennessee 38118
                        Attn.:    Manager
                                  Component Vendor Management
                                  Comat 5440

    (b) Subject to the following terms and conditions, Hawker agrees to maintain in full force the following insurance in the amounts and with the endorsements specified below:

    (i) Aircraft Product Liability Insurance, including contractual coverage in the amount not less than $25,000,000 (U.S.)per occurrence and shall extend for a period of three (3) years following the termination of this Agreement;

    (ii) Property Insurance covering all risks and covering all property other than the Aircraft, in Hawker custody and control. Said property insurance shall be carried on a "replacement cost" basis;

    (iii) Workmen's Compensation Insurance and Employee's Liability Insurance with statutory limits.

    (c) Hawker represents and warrants that the Property Insurance provided by Hawker pursuant to Section 13(b) (ii) will, subject to and in accordance with its terms and conditions (1) cover losses to the property as described in
Section 13(b) (ii) while in Hawker custody and control, and (2) be payable as the party's interest may appear.

    (d)    The certificate furnished relative to the insurance described in
Section 13(b) (i) will certify that such insurance covers all obligations assumed by Hawker under this Agreement including, but not limited to, the obligations assumed by Hawker under Section 13.03 of this Agreement.

    (e) Hawker shall assume the risk of loss or damage to the Equipment, caused by the negligence or intentional acts of an agent, servant or employee of Hawker for the period beginning with Delivery and ending with the Redelivery of such Equipment at Hawker facility. The risk of loss or damage to the Equipment in all other cases remains with Federal.

    SECTION 13.02. FEDERAL'S INSURANCE. Federal agrees to obtain workmen's compensation and employer's liability insurance in amounts adequate to protect its employees and agents at all times while on the premises of Hawker.

    SECTION 13.03. HAWKER'S INDEMNITY. Hawker agrees to indemnify, defend and hold harmless Federal, its directors, officers, agents and employees from any and all liabilities, damages, losses, expenses, demands, claims, suits or judgments, including reasonable attorneys' fees and expenses, in connection with the death of or bodily injury to any person and for the loss of, damage to or destruction of any property to the extent attributable to the negligent or intentional acts or omissions of Hawker, its agents, employees or any person for whose acts or omissions Hawker, its agents, employees, servants or subcontractors may be responsible.

    SECTION 13.04. FEDERAL'S INDEMNITY. Federal agrees to indemnify, defend and hold harmless Hawker, its directors, officers, agents and employees from any and all liabilities, damages, losses, expenses, demands, claims, suits or judgments, including reasonable attorneys' fees and expenses, in connection with the death of or bodily injury to any person and for the loss of, damage to or destruction of any property to the extent attributable to the negligent or intentional acts or omissions of Federal, its agents, employees or any person for whose acts or omissions Federal, its agents, employees, servants or subcontractors may be responsible.

                                      ARTICLE 14
                                 DEFAULT AND REMEDIES

    SECTION 14.01. EVENTS OF DEFAULT. Except as otherwise provided in this Agreement, if any one or more of the following events of default (the "Events of Default") shall happen, then this Agreement may, in addition to the remedies set forth below, be terminated at the option of the party not in default, provided that the non-defaulting party's option to terminate shall not be deemed an election of remedies:

    (i) If either party shall fail in the performance of any of the material obligations contained in this Agreement, which failure shall continue uncured for a period of thirty (30) days following written notice from the other party;

    (ii)   If either party becomes insolvent; or

    (iii) If any representation or warranty made by any party herein or made in any statement or certificate furnished or required hereunder, or in connection with the execution and delivery of this Agreement proves untrue in any material respect as of the date of the issuance or making thereof.

    SECTION 14.02. REMEDIES. (a) Upon the occurrence of an Event of Default by either Hawker or Federal, either party shall be entitled to all remedies available at law or in equity in addition to those set forth in this Agreement, which remedies shall be cumulative and not exclusive, and which shall include, but not be limited to, the right to immediately terminate this Agreement.

                                     ARTICLE 15
                                   FEDERAL'S RIGHTS

    SECTION 15.01. FEDERAL'S RIGHTS. (a) In the event that Hawker is unable to perform the Services and supply the Equipment required by this Agreement utilizing it's own facilities and resources, Hawker shall make suitable arrangements with other sources to ensure that its obligations to supply Equipment and Services under this Agreement are satisfied as set forth in this agreement. Federal's cost for such arrangements shall be in accordance with the prices set forth in Exhibit 2 hereof and Hawker shall be responsible for the difference in prices charged, if any.

    (b) If for reasons not caused by Federal, Hawker is unable to perform its obligations under this Agreement Federal may perform or have performed elsewhere such obligations during the period of Hawker inability to perform. In the event Federal is faced with an "aircraft-on-ground" situation by reason of any such non-performance by Hawker and elects to take over performance of the services pursuant to this Section 15.01, then Hawker shall reimburse Federal for all costs which are actually incurred by Federal as a direct result of such non-performance, such as the cost of substituted landing gear repair and overhaul services; provided, however, that, in no event shall Hawker be liable for special, incidental, or consequential damages.

    (c) For the purpose of avoiding confusion, it is agreed by the parties hereto that this is not an exclusive agreement and that Federal reserves the right to obtain the Services from any other vendor and under any terms and conditions.

                                  ARTICLE 16
                               EXCUSABLE DELAY

    SECTION 16.01. EXCUSABLE DELAY BY HAWKER. Hawker shall be excused from performance of the Services to the extent that such performance is actually delayed by an Act of God, or force majeure, delays caused by Federal, such as, but not limited to, the late delivery of the Equipment, the delivery of Federal-Supplied Parts in an unusable or unserviceable condition or in insufficient quantities, or the late delivery of documents such as, but not limited to, approvals required from Federal's engineering staff to proceed with repairs that Federal is required to furnish prior to the performance of the Services ("Excusable Delays") and not caused by the fault or negligence of Hawker. Local strikes, local lock-outs and non-availability of local labor will not be considered cause for Excusable Delays.

    SECTION 16.02. NOTICE OF DELAY. Hawker shall promptly notify Federal upon the occurrence of any delay,. Excusable or otherwise, specifying the cause of delay and, to the extent practicable, estimating the duration of the delay. Hawker shall use its best efforts to resume the performance of the Services as soon as reasonably possible following the cessation of an event of delay or Excusable Delay.

                                     ARTICLE 17
                                    RIGHTS IN DATA

    SECTION 17.01. RIGHTS IN DATA. Federal and Hawker agree to keep confidential all drawings, programs, engineering specifications, manuals and other technical data furnished by the other. Hawker and Federal reserve in perpetuity all rights in their respective data and further expressly covenant that such data of the other shall not be furnished or disclosed to any other person, firm or corporation without the express written consent of the owner of such data, and that Federal and Hawker shall not reproduce the other's data except for essential copies and for internal use; provided, however, that Federal shall have the right to disclose data pertaining to the Services as well as any FAA Supplemental Type Certificate developed hereby to any bona fide third party vendor of Federal for use in modifying other equipment owned or operated or that will be owned or operated, by Federal, and (ii) Hawker shall have the right to disclose data pertaining to the Parts, Equipment and Services to any of its bona fide Subcontractors or suppliers to the extent necessary to obtain approved Parts or Services or rework of such Parts or Services for the performance of this Agreement, provided that Hawker shall have in each instance obtained the written agreement of any such third party vendor not to disclose further such data but to use it only in the performance of services for Federal.

    SECTION 17.02. FEDERAL'S RIGHT TO USE DOCUMENTATION. Federal shall, for the purposes of the use, sale, lease or other transfer of the Equipment, have the royalty-free right to use and disclose the written documentation and information contained in such documentation which is required for use in operation and maintenance of the Equipment. Federal shall also have the unlimited right to duplicate such written documentation for the purposes set forth above; provided, however, that if any of the written documentation is copyrighted, Hawker agrees to and does hereby grant to Federal the unlimited right to make copies of such copyrighted materials without payment of additional compensation to Hawker to the extent that Hawker now has or hereafter acquires the authority to grant such right to make copies for others. With respect to all written documentation that is copyrighted, Federal shall apply an appropriate copyright notice to all copies thereof.

    SECTION 17.03. TRANSFER OF RIGHTS IN DOCUMENTATION. In the event Hawker does not proceed with the performance of the Services for any reason solely attributable to Hawker, Hawker shall, immediately upon Federal's request, provide to Federal's designated vendor or vendors on reasonable terms and conditions, all data and documentation which Hawker has the right to transfer and which is required to have the Services performed by such other vendor or vendors designated by Federal, as well as rights to disclose, reproduce or use for purposes of having such Services performed all data and documentation delivered in accordance with this Section.

                                 ARTICLE 18
                                  TAXES

    SECTION 18.01. TAXES. (a) Federal shall be solely responsible for paying any and all taxes, excises, duties, and assessments ("Taxes"), except for income and franchise taxes, arising out of Hawker's performance of the Services in any manner levied, assessed or imposed by any government or agency having jurisdiction.

    (b) Federal shall promptly pay and discharge when due, unless the validity or application to the Services is being contested in good faith, any and all Taxes, together with any interest and penalties, the responsibility and liability for which is assumed by Federal pursuant to Section 18.01(a). If any such taxes are levied, assessed or imposed upon Hawker, Hawker shall notify Federal and Federal shall promptly pay and discharge the Taxes, but upon the written request and at the expense of Federal, Hawker shall assist Federal in contesting the validity or application of such Taxes. If Hawker receives a refund of all or any part of any Taxes (including a refund of interest or penalties), the amount refunded to Hawker shall promptly be remitted to Federal, less any expenses of Hawker associated with contesting the Taxes not previously reimbursed by Federal to Hawker.

                                  ARTICLE 19
                            QUALITY AND STANDARDS

    SECTION 19.01. QUALITY ASSURANCE. Hawker shall establish a plan for and shall maintain quality assurance procedures necessary to insure that Hawker's standards of workmanship and materials are in accordance with applicable FAR's and Federal's Specifications. Hawker shall be responsible for notifying Federal's Engineering Department and Maintenance Operations Control Center
(MOCC) of items reportable under FAR requirement 121.703 Service Difficulty Reports ("SDR").

    (a) Additionally, at Federal's Option, Hawker shall develop with Federal a Quality Improvement Program (the "Program") that assures that the Equipment and Services conform to all of the terms of this Agreement and that improvements in productivity are pursued.

    (b) The Program may include, but shall not be limited to, functional parameters, surveys, audits, in-progress monitoring, correction procedures, audit trails, written work station procedures and signoffs, test plans, communication paths, information exchange and remedies for nonconformance.

    (c) The Program will be instituted thirty (30) days from Federal's notice to Hawker exercising its option to institute the Program and within such thirty (30) day period Hawker and Federal will each designate a Program Representative.

    SECTION 19.02. TECHNICAL MEETINGS. Hawker shall notify and offer Federal the opportunity to participate with Hawker in industry technical meetings and Equipment manufacturers' engineering coordination meetings, provided the meetings relate to Federal's Equipment or the Services provided by Hawker.

                                ARTICLE 20
                                 RECORDS

    SECTION 20.01. RECORD KEEPING BY HAWKER. (a) Hawker shall maintain the following records on the Services and shall provide to Federal such records on forms supplied by Federal or in a format developed by Hawker and approved by
Federal:

    (i)    Tear down findings report;
    (ii) FAA Form 337 - including modification status and Airworthiness Directives compliance; or a serviceable tag and maintenance release completed in accordance with the applicable FAR's;
    (iii)  Rotable/repairable parts disposition and usage;
    (iv)   Test and Inspection data;
    (v)    Photographs of unusual conditions or catastrophic failures;
    (vi)   Service Bulletin audit sheet;
    (vii)  Workscope sign-off;

    (viii) Turntime for all Equipment on which Hawker has performed Services;
    (ix)   Warranty tag; and
    (x) Record of production man-hours, by task, expended in performance of Additional Services for each landing gear.
    (xi)   Life limited or items specified by the Engineering Reports.

    (b) Hawker shall supply Federal with a copy of the records necessary for the operation and installation of the Equipment at the date of completion of the Services on the Equipment. In addition, Hawker shall provide to Federal, Shop Work Documents in a format acceptable to Federal.

    (i) The Shop Work Documents shall include all the work steps required to accomplish the landing gear overhaul and Federal Engineering Orders and/or Service Bulletin accomplishment. The Shop Work Documents shall also list the post-disassembly inspection results, including all dimensions measured as required by Federal's Specification and contain Part numbers and serial number of Parts included in the Services.

    (ii) Individual step signoff's and production personnel signature or operator number stamps are required on all Shop Work Documents. Personnel initials are unacceptable unless a current historical master signature sheet is maintained by Hawker. If signatures are used, signatures must be legible. Inspection stamps are required. Signatures are unacceptable in lieu of an inspection stamp.

    (iii) Hawker shall provide post-inspection reports that will include dimensions measured as required by Federal's Specification as mutually agreed upon by Federal and Hawker.

    (c) Upon termination of this Agreement, Hawker shall retain all original records and documents related to the Services performed under this Agreement in accordance with the requirements of Section 9.04 of this Agreement.

    SECTION 20.02. RECORDS. Federal shall supply to Hawker all records in Federal's possession that will assist Hawker's historical documentation of the Services performed on the Equipment.

    SECTION 20.03. INVENTORY RECORDS. Hawker shall maintain a current inventory record of all Federal-Supplied Parts for review by Federal upon request.

    SECTION 20.04. PRODUCTION MAN-HOURS. By no later than fifteen (15) days of request by Federal, Hawker shall provide Federal with records of production man-hours, by task, which are expended in performance of the Services.

                                      ARTICLE 21
                              FEDERAL'S REPRESENTATIVES

    SECTION 21.01. FEDERAL'S ON-SITE PERSONNEL. Federal shall have the right to place from time to time during the term of this Agreement and with reasonable notice to Hawker, on-site personnel at Hawker's facility to inspect or assess Hawker's performance of the Services.

                                     ARTICLE 22
                                  CHANGE IN CONTROL

    SECTION 22.01. CHANGE IN CONTROL: In addition to such other rights as Federal may have, Federal shall have the right to immediately
terminate  this  Agreement,   in Federal's  reasonable discretion, upon any
change in the ownership or voting control of fifty-one percent (51%) or more of the capital stock or assets of Hawker or a change of Senior Management. Hawker shall notify Federal in writing at least thirty (30) days before any such change in the ultimate control of the capital stock, business, assets of Hawker or such change of Senior Management.

                                      ARTICLE 23
                                    MISCELLANEOUS

    SECTION 23.01. NOTICES. All notices and requests in connection with this Agreement shall be given in writing and shall be given by air mail, telegram, cable telex, teletype, facsimile, Federal Express service or any other customary means of communication addressed as follows:

    If to Federal:      Federal Express Corporation
                        Attn.:  Manager - Aircraft Component
                        Vendor Management
                        3101 Tchulahoma
                        Memphis, Tennessee  38118-5440

    If to Hawker:       Hawker Pacific, Inc.
                        Attn.:  Landing Gear Business Unit
                        Sales Manager
                        11310 Sherman Way
                        Sun Valley, CA  91352

    With a copy to:     Federal Express Corporation
                        Attn.:  Manager, Aviation Procurement
                        Material & Service Contracts
                        3101 Tchulahoma
                        Memphis, Tennessee  38118-5450

or to such other persons or addresses as may be specified by either party. The effective date of any notice or request given in connection with this Agreement shall be the date on which it is received by the addressee.

    SECTION 23.02.   ASSIGNMENT.   This Agreement shall inure to the benefit
of and be binding upon each of the parties and their respective successors and assigns, but neither the rights nor the duties of either party under this Agreement may be voluntarily assigned, in whole or in part, without the prior written consent of the other party, which consent shall not be unreasonably withheld, provided that Federal may, without consent, assign this Agreement to any of its affiliates or subsidiaries.

    SECTION 23.03. SECTION HEADINGS AND CAUTIONS. All section headings and captions used in this Agreement are for convenient reference and shall not affect the interpretation of this Agreement.

    SECTION 23.04. EXHIBITS. All Exhibits described in this Agreement shall be deemed to be incorporated herein and made a part of this Agreement, except that if there is any inconsistency between this Agreement and the provisions of any Exhibit, the provisions of this Agreement shall control.

    SECTION 23.05. APPLICABLE LAW AND DISPUTE RESOLUTION. This Agreement shall be deemed entered into within and shall be governed by and interpreted in accordance with the laws of the State of Tennessee.

    SECTION 23.06.   AMENDMENTS.   Except  as  otherwise specifically provided,
this Agreement shall not be modified except by written agreement signed on behalf of Federal and Hawker by their respective authorized representatives.

    SECTION 23.07. ENTIRE AGREEMENT. This Agreement supersedes all prior understandings, representations negotiations and correspondence between the parties and constitutes the entire Agreement between the parties with respect to the transaction contemplated herein and shall not in any manner be supplemented, amended or modified by any course of dealing, course of performance or usage of trade or by any other means except by a written instrument executed on behalf of the parties by their duly authorized officers.

    SECTION 23.08. LEGALITY OF PROVISIONS. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

    SECTION 23.09.   NO WAIVER.   The failure of either party at any time to
require performance by the other of any provision of this Agreement shall in no way affect that party's right thereafter to enforce such provisions, nor shall the waiver by either party of any breach of any provision of this Agreement be taken or held to be a waiver of any further breach of the same provision or any other provision.

    SECTION 23.10. VALIDITY OF AGREEMENT. This Agreement shall not be valid nor binding upon Federal or Hawker unless it shall have been executed by an officer of Federal and Hawker and legally approved as evidenced by the signature of Federal's attorney in the space provided.

    SECTION 23.11. FINANCIAL INFORMATION. Hawker agrees to provide to Federal, upon request by Federal, within one hundred twenty (120) days after the end of each fiscal year of Hawker, a financial statement, prepared in accordance with generally accepted accounting principles and audited by an independent, certified public accountant. In addition, Hawker agrees to provide to Federal, from time to time, any other financial information as Federal may reasonably request.

    SECTION 23.12.   NOTIFICATION OF  RELOCATION   Hawker agrees  to notify
Federal within thirty (30) days after making a decision to relocate its facilities.

    SECTION 23.13. SALE OF MATERIALS TO HAWKER. Hawker may purchase from Federal, by no later than twelve (12) months after the execution date of this Agreement, all landing gear parts and assemblies offered for sale by Federal. Price and quantity will be negotiated at the time of purchase. Federal will provide to Hawker all records for the material being offered for sale, including traceability back to the OEM and total times and cycles since new for all life limited components, prior to the purchase of any of the material from Federal by Hawker. Hawker will not purchase obsolete or unserviceable material or parts. FURTHER, ALL SALES MADE UNDER THIS SECTION 23.13 SHALL BE "WHERE IS, AS IS" WITH NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED
(EXCEPT  AS  TO  TITLE),  AND  FEDERAL  EXPRESSLY DISCLAIMS      ANY IMPLIED
WARRANTY OF  MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


    IN WITNESS WHEREOF, the parties do hereby execute this Agreement as of the day and year first above written.

HAWKER PACIFIC, INC.                   FEDERAL EXPRESS CORPORATION


BY: /s/ DAVID L. LOKKEN                 BY: [Illegible]
   -----------------------------           ---------------------------
TITLE: President                        TITLE: VP-Aircraft Maintenance
      --------------------------              ------------------------
              ("Hawker")                              ("Federal")

                                            APPROVED
                                       AS TO LEGAL FORM
                                      [Illegible] 8/4/94
                                      ------------------
                                          LEGAL DEPT.

                                            [Illegible]
                                       --------------------
                                       Concurrence &  Title
                                       Managing Director
                                       Vendor Maintenance
                                         Operator

                                                                               1
                                      EXHIBIT 1

                                   to that certain
                           Maintenance Services Agreement
                                       between

                             Federal Express Corporation
                                     ('Federal')

                                         and

                                 Hawker Pacific Inc.
                                      ('Hawker')
                                 Dated ________ 1994
-------------------------------------------------------------------------------
                              DESCRIPTION OF EQUIPMENT

A)  727-100 161LB Landing Gear Assembly, consisting of:

    NOMENCLATURE                                            PART NUMBER
    NLG Assy                                                B27-32-014-01
    NLG Drag Brace Assy                                     B27-32-012-01
    NLG Drag Brace Pin Assy                                 B27-32-013-01
    RH/MLG Gear Assy                                        B27-32-017-06
    RH/MLG Side Strut Assy                                  B27-32-015-02
    RH/MLG FWD Trunnion Bearing Assy                        B27-32-016-02
    RH/MLG Actuator Beam Assy                               65-57153-13
    LH/MLG Gear Assy                                        B27-32-017-05
    LH/MLG Side Strut Assy                                  B27-32-015-01
    LH/MLG FWD Trunnion Bearing Assy                        B27-32-016-01
    LH/MLG Actuator Beam Assy                               65-57153-13

B)  727-100 170LB Landing Gear Assembly, consisting of:

    NOMENCLATURE                                            PART NUMBER
    NLG Assy                                                B27-32-014-01
    NLG Drag Brace Assy                                     B27-32-012-01
    NLG Drag Brace Pin Assy                                 B27-32-013-01
    RH/MLG Gear Assy                                        B27-32-017-02
    RH/MLG Side Strut Assy                                  B27-32-015-02
    RH/MLG FWD Trunnion Bearing Assy                        B27-32-016-02
    RH/MLG Actuator Beam Assy                               65-57153-13
    LH/MLG Gear Assy                                        B27-32-017-01
    LH/MLG Side Strut Assy                                  B27-32-015-01
    LH/MLG FWD Trunnion Bearing Assy                        B27-32-016-01
    LH/MLG Actuator Beam Assy                               65-57153-13

C)  727-2OO 191LB Landing Gear Assembly, consisting of:

    NOMENCLATURE                                            PART NUMBER
    NLG Assy                                                B27-32-014-01
    NLG Drag Brace Assy                                     B27-32-012-01

    NLG Drag Brace Pin Assy                                 B27-32-013-01
    RH/MLG Gear Assy                                        B27-32-017-08
    RH/MLG Side Strut Assy                                  B27-32-015-06
    RH/MLG FWD Trunnion Bearing Assy                        B27-32-016-04
    RH/MLG Actuator Beam Assy                               65-57153-13
    LH/MLG Gear Assy                                        B27-32-017-07
    LH/MLG Side Strut Assy                                  B27-32-015-05
    LH/MLG FWD Trunnion Bearing Assy                        B27-32-016-03
    LH/MLG Actuator Beam Assy                               65-57153-13

D)  727-200 210LB Landing Gear Assembly, consisting of;

    NOMENCLATURE                                            PART NUMBER
    NLG Assy                                                B27-32-014-01
    NLG Drag Brace Assy                                     B27-32-012-01
    NLG Drag Brace Pin Assy                                 B27-32-013-01
    RH/MLG Gear Assy                                        B27-32-017-04
    RH/MLG Side Strut Assy                                  B27-32-015-04
    RH/MLG FWD Trunnion Bearing Assy                        B27-32-016-04
    RH/MLG Actuator Beam Assy                               65-57153-13
    LH/MLG Gear Assy                                        B27-32-017-03
    LH/MLG Side Strut Assy                                  B27-32-015-03
    LH/MLG FWD Trunnion Bearing Assy                        B27-32-016-03
    LH/MLG Actuator Beam Assy                               65-57153-13

E)  DC10-10 Landing Gear Assembly, consisting of:

    NOMENCLATURE                                            PART NUMBER
    NLG Assy                                                D10-32-005-01
    NLG Drag Brace Assy                                     D10-32-006-01
    LH/MLG Gear Assy                                        D10-32-001-01
    LH/MLG Side Brace Assy                                  D10-32-002-01
    RH/MLG Assy                                             D10-32-001-02
    RH/MLG Side Brace Assy                                  D10-32-002-02

F)  DC10-30 Landing Gear Assembly, consisting of:

    NOMENCLATURE                                            PART NUMBER
    NLG Assy                                                D10-32-005-02
    NLG Drag Brace Assy                                     D10-32-006-02
    LH/MLG Gear Assy                                        D10-32-001-03
    LH/MLG Side Brace Assy                                  D10-32-002-03
    RH/MLG Assy                                             D10-32-001-04
    RH/MLG Side Brace Assy                                  D10-32-002-04
    CLG Assy                                                D10-32-003-01
    CLG Drag Brace Assy                                     D10-32-004-01

                                      EXHIBIT 2

                                   to that certain
                           Maintenance Services Agreement
                                       between

                             Federal Express Corporation
                                     ('Federal')

                                         and

                                 Hawker Pacific Inc.
                                      ('Hawker')
                                  Dated________ 1994
-------------------------------------------------------------------------------
                                   PRICING SCHEDULE

1.  The fixed labor costs for Standard Overhaul Service including:

    B727-100, B727-200, DC10-10 and DC10-30.

         ASSEMBLY                              727-100        727-200

    A. NLG ASSY                                $   [*]       $    [*]
    B. NLG DRAG BRACE ASSY                     $   [*]       $    [*]
    C. NLG DRAG PIN ASSY                       $   [*]       $    [*]
    D. MLG ASSY L/H                            $   [*]       $    [*]
    E. MLG S/S ASSY L/H                        $   [*]       $    [*]
    F. MLG FWD TRN BRG ASSY L/H                $   [*]       $    [*]
    G. MLG ACT BEAM L/H                        $   [*]       $    [*]
    H. MLG ASSY R/H                            $   [*]       $    [*]
    I. MLG S/S ASSY R/H                        $   [*]       $    [*]
    J. MLG FWD TRN BRG ASSY R/H                $   [*]       $    [*]
    K. MLG ACT BEAM R/H                        $   [*]       $    [*]

         LABOR TOTALS                          $   [*]       $    [*]

                                               DC10-10       DC 10-30
         ASSEMBLY

    A. NLG ASSY                                $   [*]       $    [*]
    B. NLG DRAG BRACE ASSY                     $   [*]       $    [*]
    C. MLG ASSY, L/H                           $   [*]       $    [*]
    D. MLG SIDE STRUT ASSY, L/H                $   [*]       $    [*]
    E. MLG ASSY, R/H                           $   [*]       $    [*]
    F. MLG SIDE STRUT ASSY, L/H                $   [*]       $    [*]
    G. CLG ASSY                                              $    [*]
    H. CLG DRAG BRACE ASSY                                   $    [*]

         LABOR TOTALS                          $   [*]       $    [*]

2. The fixed labor costs for B727 Service Bulletins/Engineering Orders listed in FEC Engineering Report 89-049 and DC10 Service Bulletins/Engineering Orders listed in Engineering Report 94-025 are included in Attachment 1 &
    2. It is understood that for the fixed labor cost will apply only if the Service Bulletin/Engineering Order is accomplished and was not otherwise previously complied with.

3.  Not To Exceed costs for Services for 727-100 and 727-200.

         ASSEMBLY                              727-100        727-200

    A. NLG ASSY                                $   [*]       $    [*]
    B. NLG DRAG BRACE ASSY                     $   [*]       $    [*]
    C. NLG DRAG PIN ASSY                       $   [*]       $    [*]
    D. MLG ASSY L/H                            $   [*]       $    [*]
    E. MLG S/S ASSY L/H                        $   [*]       $    [*]
    F. MLG FWD TRN BRG ASSY L/H                $   [*]       $    [*]
    G. MLG ACT BEAM L/H                        $   [*]       $    [*]
    H. MLG ASSY R/H                            $   [*]       $    [*]
    I. MLG S/S ASSY R/H                        $   [*]       $    [*]
    J. MLG FWD TRN BRG ASSY R/H                $   [*]       $    [*]
    K. MLG ACT BEAM R/H                        $   [*]       $    [*]

         LABOR TOTALS                          $   [*]       $    [*]

    Not To Exceed costs for Services for DC10-10 and DC10-30.

         ASSEMBLY                              DC10-10        DC10-30

    A. NLG ASSY                                $   [*]       $    [*]
    B. NLG DRAG BRACE ASSY                     $   [*]       $    [*]
    C. MLG ASSY, L/H                           $   [*]       $    [*]
    D. MLG SIDE STRUT ASSY, L/H                $   [*]       $    [*]
    E. MLG ASSY, R/H                           $   [*]       $    [*]
    F. MLG SIDE STRUT ASSY, L/H                $   [*]       $    [*]
    G. CLG ASSY                                              $    [*]
    H. CLG DRAG BRACE ASSY                                   $    [*]

         LABOR TOTALS                          $   [*]       $    [*]

4.  B727-100


    A.) Bushings - Boeing Part Number Bushings will be priced at the Boeing spare parts catalog price less [*] percent [*] discount.

    B.) Standard Replacement Parts (SRPs) and Additive Material(s) will be priced at Hawker's purchase order or contract price plus [*] percent [*] handling charge but not to exceed the Manufacturer's Catalog price unless authorized by Federal Express. A line item cap of $[*] will apply to all material markups noted herein. Federal Express shall pay all extraordinary freight charges as mutually agreed to (including insurance, customs, taxes, etc.) for components approved for purchase price exceeds.$[*].

    C.) Pricing Cap (Not to Exceed) per Landing Gear Shipset - Hawker shall cap the invoice price of a B727-100 series Landing Gear shipset at $[*]. The pricing cap shall be inclusive of all labor and material charges, EXCLUDING: all parts which have a catalog unit price of more than $[*] and also excludes:

         1.) Replacement of obsolete components required to comply with airworthiness directives, mandatory service bulletins and Federal Express Engineering Specifications, excluding SRP items (that would have been otherwise repairable) and;

         2.) Replacement of missing or damaged components (not received with the gear assembly) and required per Federal Build
         Specification, excluding SRP items.

         3.) Material required to support out-of-scope repair performed at subcontractors will be priced at invoice plus ten percent (10%) with a line item cap of $[*] on markup. Material required for Service Bulletin compliance will be priced at acquisition cost, not to exceed manufacturer's catalog price unless authorized by Federal, plus [*] percent [*], except for Boeing Part Number bushings which will be priced in accordance with paragraph A. A line item cap of $[*] will apply to all material markups noted herein.

         Note: Should Hawker elect to perform Out-of Scope repairs on those parts under $[*], those cost exceeding the Pricing Cap will not be charged to Federal.

    D.) Pricing Cap (Not to Exceed) per Landing Gear Leg - Hawker shall cap the invoice price of Nose and Main Landing Gear Legs for B727-100 aircraft as follows:

         1.) Nose Landing Gear Leg is comprised of the Nose Landing Gear Assembly, NLG Drag Brace Assembly and NLG Drag Brace Pin Assembly and will be capped at $[*].
             a.) NLG Drag Brace Pin $[*]
             b.) NLG Drag Brace Assembly $[*]
             c.) NLG Assembly $[*]

         2.) Main Landing Gear Leg is comprised of the Main Landing Gear Assembly, MLG Side Strut Assembly, MLG Actuator Beam Assembly, MLG FWD Trunnion Bearing Support and will be capped at $[*]
             a.) MLG Actuator Beam $[*]
             b.) MLG Trunnion Fitting $[*]
             c.) MLG Side Strut Assembly $[*]
             d.) MLG Assembly $[*]

5. B727-200

    A.) Bushings - Boeing Part Number Bushings will be priced at the Boeing spare parts catalog price less [*] percent [*] discount.

    B.) Standard Replacement Parts (SRPs) and Additive Material(s) will be priced at Hawker's purchase order or contract price plus [*] percent [*] handling charge but not to exceed the Manufacturer's Catalog price unless authorized by Federal Express. A line item cap of $[*] will apply to all material markups noted herein. Federal Express shall pay all extraordinary freight charges as mutually agreed to (including insurance, customs, taxes, etc.) for components approved for purchase price exceeds $[*].

    C.) Pricing Cap (Not to Exceed) per Landing gear Shipset - Hawker shall cap the invoice price of a B727-200 series Landing Gear shipset at $[*]. The pricing cap shall be inclusive of all labor and material charges, EXCLUDING: all parts which have a catalog unit price of more than $[*] and also excludes:

         1.) Replacement of obsolete components required to comply with airworthiness directives, mandatory service bulletins and Federal Express Engineering Specifications, excluding SRP items (that would have been otherwise repairable) and;

         2.) Replacement of missing or damaged components (not received with the gear assembly) and required per Federal Build Specification, excluding SRP items.

         3.) Material required to support out-of-scope repair performed at subcontractors will be priced at invoice plus [*] percent [*] with a line item cap of $[*] on markup. Material required for Service Bulletin compliance will be priced at acquisition cost, not to exceed manufacturer's catalog price unless authorized by Federal, plus [*] percent [*], except for Boeing Part Number bushings which will be priced in accordance with paragraph A. A line item cap of $[*] will apply to all material markups noted herein.

         Note: Should Hawker elect to perform Out-of Scope repairs on those parts under $[*], those cost exceeding the Pricing Cap will not be charged to Federal.

    D.) Pricing Cap (Not to Exceed) per Landing Gear Leg - Hawker shall cap the invoice price of Nose and Main Landing Gear Legs for B727-200 aircraft as follows:

         1.) Nose Landing Gear Leg is comprised of the Nose Landing Gear Assembly, NLG Drag Brace Assembly and NLG Drag Brace Pin Assembly and will be capped at $[*].
             a.) NLG Drag Brace Pin $[*]
             b.) NLG Drag Brace Assembly $[*]
             c.) NLG Assembly $[*]

         2.) Main Landing Gear Leg is comprised of the Main Landing Gear Assembly, MLG side Strut Assembly, MLG Actuator Beam Assembly, MLG FWD Trunnion Bearing Support and will be capped at $[*].
             a.) MLG Actuator Beam $[*]
             b.) MLG Trunnion Support $[*]
             c.) MLG Side Strut Assembly $[*]
             d.) MLG Assembly $[*]

6.  DC10-10

    A.) Bushings - Douglas Part Number Bushings will be priced at the Douglas spare parts catalog price less [*] percent [*] discount.

    B.) Standard Replacement Parts (SRPs) and Additive Material(s) will be priced at Hawker's purchase order or contract price plus [*] percent [*] handling charge but not to exceed the Manufacturer's Catalog price unless authorized by Federal Express. A line item cap of $[*] will apply to all material markups noted herein. Federal
         Express shall pay all extraordinary freight charges as mutually agreed to (including insurance, customs, taxes, etc.) for components approved for purchase price exceeds $[*].

    C.) Pricing Cap (Not to Exceed) per Landing Gear Shipset - Hawker shall cap the invoice price of a DC10-10 Landing Gear shipset at $[*]. The pricing cap shall be inclusive of all labor and material charges, EXCLUDING: all parts which have a catalog unit price of more than $[*] and also excludes:

         1.) Replacement of obsolete components required to comply with airworthiness directives, mandatory service bulletins and Federal Express Engineering Specifications, excluding SRP items (that would have been otherwise repairable) and;

         2.) Replacement of missing or damaged components (not received with the gear assembly) and required per Federal Build Specification, excluding SRP items.

         3.) Material required to support out-of-scope repair performed at subcontractors will be priced at invoice plus [*] percent [*] with a line item cap of $[*] on markup. Material required for Service Bulletin compliance will be priced at acquisition cost, not to exceed manufacturer's catalog price unless authorized by Federal, plus [*] percent [*], except for Douglas Part Number bushings which will be priced in accordance with paragraph A. A line item cap of $[*] will apply to all material markups noted herein.

         Note: Should Hawker elect to perform Out-of Scope repairs on those parts under $[*], those cost exceeding the Pricing Cap will not be charged to Federal.

    D.) Pricing Cap (Not to Exceed) per Landing Gear Leg - Hawker shall cap the invoice price of Nose and Main Landing Gear Legs for DC10-10 aircraft as follows:

         1.) Nose Landing Gear Leg is comprised of the Nose Landing Gear Assembly and NLG Drag Brace Assembly and will be capped at $[*]
             a.) NLG Drag Brace Assembly $[*]
             b.) NLG Assembly $[*]

         2.) Main Landing Gear Leg is comprised of the Main Landing Gear Assembly and MLG Side Brace Assembly and will be capped at $[*] a.) MLG Side Brace Assembly $[*] b.) MLG Assembly $[*]

7.  DC10-30

    A.) Bushings - Douglas Part Number Bushings will be priced at the Douglas spare parts catalog price less [*] percent [*] discount.

    B.) Standard Replacement Parts (SRPs) and Additive Material(s) will be priced at Hawker's purchase order or contract price plus [*] percent [*] handling charge but not to exceed the Manufacturer's Catalog price unless authorized by Federal Express. A line item cap of $[*] will apply to all material markups noted herein. Federal
         Express shall pay all extraordinary freight charges as mutually agreed to (including insurance, customs, taxes, etc.) for components approved for purchase price exceeds $[*].

    C.) Pricing Cap (Not to Exceed) per Landing Gear Shipset - Hawker shall cap the invoice price of a DC10-30 Landing Gear shipset at $[*]. The pricing cap shall be inclusive of all labor and material charges, EXCLUDING: all parts which have a catalog unit price of more than $[*] and also excludes:

         1.) Replacement of obsolete components required to comply with airworthiness directives, mandatory service bulletins and Federal Express Engineering Specifications, excluding SRP items (that would have been otherwise repairable) and;

         2.) Replacement of missing or damaged components (not received with the gear assembly) and required per Federal Build Specification, excluding SRP items.

         3.) Material required to support out-of-scope repair performed at subcontractors will be priced at invoice plus [*] percent [*] with a line item cap of $[*] on markup. Material required for Service Bulletin compliance will be priced at acquisition cost, not to exceed manufacturer's catalog price unless authorized by Federal, plus [*] percent [*], except for Douglas Part Number bushings which will be priced in accordance with paragraph A. A line item cap of $[*] will apply to all material markups noted herein.

         Note: Should Hawker elect to perform Out-of Scope repairs on those parts under $[*], those cost exceeding the Pricing Cap will not be charged to Federal.

    D.) Pricing Cap (Not to Exceed) per Landing Gear Leg - Hawker shall cap the invoice price of Nose, Center and Main Landing Gear Legs for DC10-30 aircraft as follows:

         1.) Nose Landing Gear Leg is comprised of the Nose Landing Gear Assembly and NLG Drag Brace Assembly and will be capped at $[*]
           a.)  NLG Drag Brace Assembly $[*]
           b.)  NLG Assembly $[*]

         2.) Center Landing Gear Leg is comprised of the Center Landing Gear Assembly and CLG Drag Brace Assembly and will be capped at $[*].
           a.)  CLG Drag Brace Assembly $[*]
           b.)  CLG Assembly $[*]

         3.) Main Landing Gear Leg is comprised of the Main Landing Gear Assembly and MLG Side Brace Assembly and will be capped at $[*].
           a.)  MLG Side Brace Assembly $[*]
           b.)  MLG Assembly $[*]

8. Hawker will provide to Federal [*] volume discount on all labor over $[*] per year.

9. Hawker will provide to Federal $[*] in credit at contract execution. A credit memo will be issued at contract execution for application against all outstanding and forthcoming invoices until the total credit is consumed. The credit will be applicable to both the labor and material portions of the invoice.

10. Hawker will provide to Federal $[*] in credits January 1, 1996. A credit memo will be issued January 1, 1996 for application against all outstanding and forthcoming invoices until the total credit is consumed. The credit will be applicable to both the labor and material portions of the invoice.

11. Worked performed on hydraulic and accessory components at either Hawker or Dunlop facilities will be billable to Federal at $[*]/hr. Accessory components are those components, excluding landing gear structural components (e.g., inner and outer cylinders, truck assemblies, brace members, etc.) which are mechanical, electro-mechanical, hydro-mechanical, or pneumatics in nature and are not identified in Federal's Engineering Report 83-005.

12. Labor prices are subject to review on an annual basis, but no sooner than thirty days prior to the anniversary date of the contract. Labor price changes will be mutually agreed to and limited to no greater than the annual change posted in the "Producer Price Index, Table 5, Aircraft parts and auxiliary equipment SIC 3728, Aircraft landing gear for civilian aircraft product code 3728-242" for the period one year prior to the anniversary of this agreement.

13. Hawker will provide a complete data package with the Standard Overhaul Services and such package is included within the fixed prices set forth above.

14. All Parts delivered to Federal in the State of California shall be subject to current sales tax. The prices for Parts set forth above are inclusive of taxes from all other jurisdictions.

15. Field Repair Services and additional Services shall be performed at a labor rate of $[*] per hour for the duration of this agreement.

16. It is agreed by Federal and Hawker that while every effort has been made to clearly identify all required SRPs and Bushings, that the final determination of those requirements will be based on the configuration of the Equipment provided by Federal. Hawker will provide Federal with an exact listing of all parts used in meeting the requirements of the stated Attachments.

17. Hawker will not charge Federal any exchange fees associated with the exchange of B727 or DC10 Equipment, Components, or Parts for the duration of this Agreement.

18. Hawker will extend to Federal like pricing for labor and material markup charges for MD11 overhauls and repairs as offered for the DC10-30. The Not To Exceed guarantee will not apply until mutually agreed upon.

19. Non scheduled work for A300 and A310 aircraft will be invoiced at $[*] per hour and the material markup will be at a mutually agreed to rate.

                                       ATTACHMENT 1

                                        [LOGO]

                                AIRCRAFT LANDING GEAR
                            MAINTENANCE / OVERHAUL PROGRAM

                                  EXHIBIT E - ITEM 4
                             SERVICE BULLETIN LABOR COST
                             FEC ENG REPORT 89-049 (B727)


                               Prepared Especially for

                                FEDERAL EXPRESS CORP.

                                          by

                                 HAWKER PACIFIC, INC.

                          SUBMITTAL DATE - OCTOBER 27, 1993



                                                           VOLUME 6 OF 9

                                      EXHIBIT E
                                     PARAGRAPH 4

                                B727 SERVICE BULLETINS
                                FEC Eng Report 89-040

BULLETIN NUMBER    PART/BULLETIN DESCRIPTION                      LABOR COST

B727 MLG ASSEMBLY - ACCOMPLISH FULLY

                   A.  SPOILER LOCKOUT CRANK

32-39              Fabricate Channel/Finger                           $  [*]
32-185             Not Accomplished-Attrition only                 NOT QUOTED
32-226             Replace Crank P/N 65-56407-6                       $  [*]

                   B.  TRUNNION LINK

32-21              Superseded by SB 32-114                         NOT QUOTED
32-114              Install AI-Ni-Bronze Bushings-100         INCLUDED IN O/H
32-191             Install AI-Ni-Bronze Bushings-200          INCLUDED IN O/H
32-194             Spline rework-only as required                     $  [*]
32-239             Drag Strut lug inspection-N/0              INCLUDED IN O/H

                   C.  OUTER CYLINDER

32-153             Inspect Trunnion Support O.D.              INCLUDED IN 0/H
32-179             Machine Lube Fitting Hole                          $  [*]
32-214             Inspect Trunnion Support O.D.              INCLUDED IN 0/H
32-230             Inspect Trunnion Support O.D.              INCLUDED IN 0/H
32-260             Nickel Plate Metering Pin Hole             INCLUDED IN 0/H
32-287             Requires FEC Eng Approval                       NOT QUOTED

                   E.  SHOCK STRUT INTERNAL PARTS

32-1               Drill Metering Pin-3 Places                        $  [*]
32-108             Modify Metering Pin Piston                         $  [*]
32-148             Normal Overhaul                            INCLUDED IN 0/H
32-156             Normal Overhaul                            INCLUDED IN 0/H
32-243             Machine Grooves /split bearing                     $  [*]
32-260             Fabricate-Segment, P/N EAL327-8060                 $  [*]

                   F. DRAG STRUT AND ATTACH

32-145             Install Nameplate-N/0                      INCLUDED IN O/H
32-150             Nickel Plate Trunnion Lug faces            INCLUDED IN 0/H
32-165             Do Not Accomplish                               NOT QUOTED
32-258             Replace Fuse Bolt-N/O                      INCLUDED IN 0/H

                                      EXHIBIT E
                                     Paragraph 4

                                B727 SERVICE BULLETINS
                                FEC Eng Report 89-049

B727 MLG ASSEMBLY - ACCOMPLISH FULLY

                   G. HYDRAULIC INSTL

32-35              Do Not Accomplish                               NOT QUOTED
32-66              Normal Overhaul                            INCLUDED IN O/H
31-71              Normal Overhaul                            INCLUDED IN O/H
32-80              Replace Hose                               INCLUDED IN O/H
32-149             Normal Overhaul                            INCLUDED IN O/H
32-233             On attrition only                               NOT QUOTED

                   H. ELECTRICAL INSTL

32-28              Not Applicable                                  NOT QUOTED
32-48              Normal Overhaul                            INCLUDED IN O/H
32-81              Not Required                                    NOT QUOTED

                   I. MISCELLANEOUS

32-15              Not Required                                    NOT QUOTED
32-59              Not Required                                    NOT QUOTED
32-107             Not Required                                    NOT QUOTED
32-193             Not Required                                    NOT QUOTED
32-236             Do Not Accomplish                               NOT QUOTED
32-250             Inspect/Modify Rod                                 $  [*]
32-273             Verify Serial Numbers                      INCLUDED IN O/H
32-274             Machine Lube Fitting holes-Pin Assy                $  [*]
32-285             Not Required-Not applicable to FEC A/C          NOT QUOTED
32-291             Wing Door Act Rod                                  $  [*]
32-297             Inspect Axle Sleeves-N/0                   INCLUDED IN O/H
32-304             Not Required                                    NOT QUOTED

                                      EXHIBIT E
                                     Paragraph 4

                                B727 SERVICE BULLETINS
                                FEC Eng Report 89-049


B727 MLG SIDE BRACE - ACCOMPLISH FULLY

                   A.  MLG SIDE BRACE ASSEMBLY

32-79              Modify Lwr Segment-Replace Plug                    $  [*]
32-123             Install Placard                            INCLUDED IN O/H
32-130             Superseded by SB 32-157                         NOT QUOTED
32-157             Install Lube Fitting                       INCLUDED IN O/H
32-237             Install Fibroid Bushings                   INCLUDED IN O/H
32-268             Install Placard on Universal               INCLUDED IN O/H
32-274             Install Lube Fittings-Upr Segment/Nut              $  [*]
32-308             Verify Serial Number-P/N 69-15357          INCLUDED IN O/H
32 338             Only when required-See FEC OHM                     $  [*]
32-341             Ref: FEC EO 7-3210-7-4308                  INCLUDED IN O/H

                                      EXHIBIT E
                                     Paragraph 4

                                B727 SERVICE BULLETINS
                                FEC Eng Report 89-049

B727 MLG FWD BRG ASSY - ACCOMPLISH FULLY

                   A. MLG FWD TRUNNION BRNG ASSY

57-42              Superseded by SB 57-132                         NOT QUOTED
57-61              Normal Overhaul                            INCLUDED IN O/H
57-86              Superseded by SB 57-132                         NOT QUOTED
57-74              Normal Overhaul                            INCLUDED IN O/H
57-129             Do Not Accomplish                               NOT QUOTED
57-132             Normal Overhaul                            INCLUDED IN 0/H

                                      EXHIBIT E
                                     Paragraph 4

                                B77 SERVICE BULLETINS
                                FEC Eng Report 89-049

B727 MLG ACTUATOR -- BEAM ACCOMPLISH FULLY

                   A. MLG ACTUATOR BEAM ASSEMBLY

32-169             Machine Chamfer-C-Attach Lug                       $  [*]
32-274             Chrome Plate Faces-Install Bushings        INCLUDED IN O/H
32-321             Install Bushings                           INCLUDED IN O/H

                                      EXHIBIT E
                                     Paragraph 4

                                B727 SERVICE BULLETINS
                                FEC Eng Report 89-049

B727 NLG Assembly - ACCOMPLISH FULLY

                   A.  STEERING CYLINDERS AND ATTACH

32-49              Inspect-Normal Overhaul                    INCLUDED IN O/H
32-88              Ultrasonic Inspection not required         INCLUDED IN O/H
32-124             Bearing replacement-Normal Overhaul        INCLUDED IN O/H
32-135             On attrition only                          INCLUDED IN O/H
32-141             Inspect-Normal Overhaul                    INCLUDED IN O/H
32-255             Install VTB01 580                          INCLUDED IN O/H

                   B. STEERING METERING VALVE

32-84              Bypass Valve Installation                  INCLUDED IN O/H
32-88              Swivel Installation                        INCLUDED IN O/H
32-198             Lap Assy replacement-if necessary               NOT QUOTED
32-244             Not Required-Return as Received            INCLUDED IN O/H

                   C. TORQUE LINK AND ATTACH

32-16              Replace Rivet & Cam                                $  [*]
32-58              Replace Locking Cam                                $  [*]
32-69              Normal Overhaul                            INCLUDED IN O/H
32-70              Normal Overhaul                            INCLUDED IN O/H
32-126             Normal Overhaul                            INCLUDED IN O/H
32-199             Normal Overhaul                            INCLUDED IN O/H
32-282             Not Required                                    NOT QUOTED

                   D. DOOR OPERATOR HARDWARE

32-12              Not Applicable to FEC A/C                       NOT QUOTED
32-36              Not Applicable to FEC A/C                       NOT QUOTED
32-119             Not Required                                    NOT QUOTED
32-278             Drill Lube Fitting holes                           $  [*]

                   E. NLG STEERING COLLAR

32-63              Modify Lube Fitting Holes                          $  [*]
32-70              Normal Overhaul                            INCLUDED IN O/H
32-154             N/A-Light Weight Collar Only                    NOT QUOTED

                                   EXHIBIT E
                                   PARAGRAPH 4

                             B727 SERVICE BULLETINS
                              FEC ENG REPORT 89-049

B727 NLG ASSEMBLY - ACCOMPLISH FULLY (CONT.)

                    F. ELECTRICAL HARNESS

32-31               Replace Bracket                             INCLUDED IN O/H
32-47               Remove Centering Switch                     INCLUDED IN O/H
32-78               Superseded by SB 32-110                          NOT QUOTED
32-110              Normal Overhaul                             INCLUDED IN O/H
32-174              Normal Overhaul                             INCLUDED IN O/H
32-259              Normal Overhaul                             INCLUDED IN O/H
32-310              Normal Overhaul                             INCLUDED IN O/H

                    G. MISCELLANEOUS

32-13               Normal Overhaul                             INCLUDED IN O/H
32-24               Normal Overhaul                             INCLUDED IN O/H
32-27               Normal Overhaul                             INCLUDED IN O/H
32-40               Machine Slots in Upper Cam                        $  [*]
32-59               Do Not Accomplish                                NOT QUOTED
32-65               Normal Overhaul                             INCLUDED IN O/H
32-72               Machine Slots in Upper Nut                        $  [*]
32-77               Normal Overhaul                             INCLUDED IN O/H
32-89               Normal Overhaul                             INCLUDED IN O/H
32-113              Normal Overhaul                             INCLUDED IN O/H
32-133              Normal Overhaul                             INCLUDED IN O/H
32-148              Normal Overhaul                             INCLUDED IN O/H
32-174              Normal Overhaul                             INCLUDED IN O/H
32-273              Normal Overhaul                             INCLUDED IN O/H
32-278              Normal Overhaul                             INCLUDED IN O/H
32-310              Normal Overhaul                             INCLUDED IN O/H
32-344              Normal Overhaul                             INCLUDED IN O/H

                                    EXHIBIT E
                                   PARAGRAPH 4

                             B727 SERVICE BULLETINS
                              FEC ENG REPORT 89-049

B727 NLG  DRAG BRACE ASSY - ACCOMPLISH FULLY

                    A. NLG DRAG BRACE ASSEMBLY

32-105              Normal Overhaul                             INCLUDED IN O/H
32-162              Inspect for clearance                             $  [*]
32-173              Normal Overhaul                             INCLUDED IN O/H
32-186              Normal Overhaul                             INCLUDED IN O/H
32-210              Not Required                                     NOT QUOTED
32-225              Machine lube fitting holes-Pin Assy               $  [*]
32-270              Normal Overhaul                             INCLUDED IN O/H
32-276              Assembly Parts Replacement                        $  [*]

                                    EXHIBIT E
                                   PARAGRAPH 4

                             B727 SERVICE BULLETINS
                              FEC ENG REPORT 89-049

B727 NLG DRAG BRACE PIN - ACCOMPLISH FULLY

                    A. NLG DRAG BRACE PIN-ASSEMBLY

32-210              Normal Overhaul                             INCLUDED IN O/H
32-223              Inspect for clearance                            NOT QUOTED

Charges applicable only if Service Bulletins are required

                                  ATTACHMENT 2

                                     [LOGO]

                                 HAWKER PACIFIC

                              AIRCRAFT LANDING GEAR
                         MAINTENANCE / OVERHAUL PROGRAM

                               EXHIBIT E - ITEM 4
                           SERVICE BULLETIN LABOR COST
                          FEC ENG REPORT 94-025 (DC10)

                             Prepared especially for

                              FEDERAL EXPRESS CORP.

                                       by

                              HAWKER PACIFIC, INC.

                        SUBMITTAL DATE - OCTOBER 27, 1993

                                                                   VOLUME 9 OF 9

                                    EXHIBIT E
                                   PARAGRAPH 4

                           DC10-10/30 SERVICE BULLETINS
                              FEC ENG REPORT 94-025

BULLETIN NUMBER     PART/BULLETIN DESCRIPTION                        LABOR COST

DC10-10 MLG SHOCK STRUT - ACCOMPLISH FULLY

32-30               REF ONLY                                         NOT QUOTED
32-60               REBOUND VALVE                                       $  [*]
32-116              CYLINDER LUBE FITTING                            NOT QUOTED
32-147              MLG LOWER BEARING HOUSING                           $  [*]
32-161              MLG LOWER BEARING                                   $  [*]
32-182              RETAINER BOLT                                       $  [*]
32-191              REBOUND VALVE                                       $  [*]

DC10-30 MLG SHOCK STRUT - ACCOMPLISH FULLY

32-60               REBOUND VALVE                                       $  [*]
32-110              UPPER BEARING                               INCLUDED IN O/H
32-147              LOWER BEARING HOUSING                               $  [*]
32-161              LOWER BEARING                                       $  [*]
32-182              RETAINER BOLT                                       $  [*]
32-191              UPPER BEARING                                       $  [*]
32-200              PISTON INSPECT                              INCLUDED IN 0/H
32-207              - DO NOT INCORPORATE -                          NOT QUOTED

DC10-10 MLG  TRUCK BEAM ASSY - ACCOMPLISH FULLY

32-7                AXLE SLEEVE & NUT                                NOT QUOTED
32-45               TRIM CYL REPLACE                            INCLUDED IN O/H
32-48               TRIM CYL TORQUE                                  NOT QUOTED
32-118              AXLE SLEEVE                                         $  [*]
32-127              TRIM CYL (ALL)                                      $  [*]
32-135              TRUCK BEAM (REF)                                 NOT QUOTED
32-137              TRUCK BEAM (MANDATORY)                              $  [*]

DC10-30 MLG TRUCK BEAM ASSY - ACCOMPLISH FULLY

32-118              AXLE SLEEVE                                         $  [*]
32-124              AXLE BUSHING RETAINER                               $  [*]
32-127              TRIM CYL                                            $  [*]
32-136              TRUCK BEAM (REF)                                 NOT QUOTED
32-137              TRUCK BEAM (MANDATORY)                              $  [*]

                                    EXHIBIT E
                                   PARAGRAPH 4

                          DC10-10/30 SERVICE BULLETINS
                              FEC ENG REPORT 94-025

BULLETIN NUMBER     PART/BULLETIN DESCRIPTION                        LABOR COST
DC10-10 MLG ELECTRICAL CONDUIT - ACCOMPLISH FULLY

32-5                RE-ROUTE "AS" WIRING                             NOT QUOTED
32-34               CONDUIT CHAFE GUARD                              NOT QUOTED
32-63               CONDUIT CHAFING                                  NOT QUOTED
32-138              RELOCATE CLAMPS                                   NO CHARGE
32-153              CONDUIT REPLACE                                   NO CHARGE
32-163              BRACKET REPLACE                                  NOT QUOTED
32-186              BRAKE TEMP/TIRE MONITER SYSTEM                   NOT QUOTED

DC10-30 MLG ELECTRICAL CONDUIT - ACCOMPLISH  FULLY

32-63               CONDUIT CHAFFING                                    $  [*]
32-138              RELOCATE CLAMPS                                   NO CHARGE
32-153              CONDUIT REPLACE                                   NO CHARGE
32-163              BRACKET REPLACE                                  NOT QUOTED
32-186              BRAKE TEMP/TIRE MONITER SYSTEM                   NOT QUOTED

DC10-10 MLG HYDRAULIC (LESS TRIM CYL) - ACCOMPLISH FULLY

32-4                RELOCATE BRAKE HOSE                              NOT QUOTED
32-27               MODIFY SWIVEL GLAND                              NOT QUOTED
32-50               MODIFY BRAKE HOSE                                NOT QUOTED
32-66               INSTALL BRAKE RETURN ACCUMULATORS                       TBD
32-113              SHIELD TRIM CYLINDER                              NO CHARGE
32-134              AS MANIFOLD SHIELD                                NO CHARGE
32-143              PIPE SHIELD                                        $  [*]
32-174              REMOVE BRAKE RET ACCUM                             $  [*]

DC10-30 MLG HYDRAULIC (LESS TRIM CYL) - ACCOMPLISH FULLY

32-50               MODIFY BRAKE HOSE                                NOT QUOTED
32-113              SHIELD TRIM CYLINDER                              NO CHARGE
32-134              AS MANIFOLD SHIELD                                NO CHARGE
32-143              PIPE SHIELD                                        $  [*]
32-180              INSTALL PHASE IV "AS" SYSTEM                     NOT QUOTED
32-180              INSTALL PHASE IV "AS" SYSTEM                     NOT QUOTED

                                    EXHIBIT E
                                   PARAGRAPH 4

                          DC10-10/30 SERVICE BULLETINS
                              FEC ENG REPORT 94-025

BULLETIN NUMBER     PART/BULLETIN DESCRIPTION                        LABOR COST
DC10-10 MLG MISC - ACCOMPLISH FULLY

32-77               BUMPER PAD                                       NOT QUOTED
32-188              TRUNNION SPACER                                    $  [*]
57-78               FWD TRUNNION BOLT                                 NO CHARGE

DC10-30 MLG MISC - ACCOMPLISH FULLY

31-77               BUMPER PAD                                         $  [*]
32-188              TRUNNION SPACER                                    $  [*]
57-82               FWD TRUNNION BOLT                                 NO CHARGE

                                    EXHIBIT E
                                   PARAGRAPH 4

                          DC10-10/30 SERVICE BULLETINS
                              FEC ENG REPORT 94-025

BULLETIN NUMBER     PART/BULLETIN DESCRIPTION                        LABOR COST
DC10-10 NLG SHOCK STRUT - ACCOMPLISH FULLY

32-15               LOWER STATIC SEAL                                NOT QUOTED
32-17               LOWER BEARING SEAL GROOVE                        NOT QUOTED
32-28               SHOCK STRUT CYLINDER                             NOT QUOTED
32-47               ID PLATE REPLACEMENT                             NOT QUOTED
32-99               UPPER & LOWER BEARING                                   TBD
32-85               GLAND NUT RETNR PLATE                             NO CHARGE
32-114              STEERING CAMS                                      $  [*]

DC10-30 NLG SHOCK STRUT - ACCOMPLISH FULLY

32-99               UPPER & LOWER BEARING                                   TBD
32-85               GLAND NUT RETNR PLATE                             NO CHARGE
32-114              STEERING CAMS                                      $  [*]

DC10-30 NLG ELECTRICAL - ACCOMPLISH FULLY

23-21               INSTALL FLIGHT INTERPHONE JACK                   NOT QUOTED
23-29               RELOCATE NLG INT PHONE JK                               TBD

DC10-30/30 NLG HYDRAULIC - ACCOMPLISH FULLY

32-14               STEERING GLAND SEALS (-10 ONLY)                  NOT QUOTED
32-112              STEERING CYL COVER                                NO CHARGE
32-142              STEERING CYL CAP (-30 ONLY)                       NO CHARGE
32-154              STEERING CYL GLANDS/PINS                          NO CHARGE

DC10-10/30 NLG MISC - ACCOMPLISH FULLY

32-8                STEERING GUARD CABLE                             NOT QUOTED
32-25               UPPER TORQUE LINK                                NOT QUOTED
32-36               NLG PARTS (NOT HEAT TREATED PROPERLY)            NOT QUOTED
32-43               GROUND SENSOR STRUT                              NOT QUOTED
32-69               STEERING CABLE ROUTING                                  TBD
32-104              STEERING COLLAR CLAMP-UP BUSHING                        TBD
32-105              STEERING CABLE                                          TBD
32-146              STEERING COLLAR PIN                                     TBD
32-197              STEERING CYLINDER ROD END BOLT                          TBD

                                    EXHIBIT E
                                   PARAGRAPH 4

                          DC10-10/30 SERVICE BULLETINS
                              FEC ENG REPORT 94-025

BULLETIN NUMBER     PART/BULLETIN DESCRIPTION                        LABOR COST
DC10-10 NLG DRAG BRACE - ACCOMPLISH FULLY

32-3                LOWER DRAG LINK                                  NOT QUOTED
32-9                UPPER DRAG LINK                                  NOT QUOTED
32-10               UPPER LOCK LINK                                  NOT QUOTED
32-51               UPPER DRAG LINK                                  NOT QUOTED
32-62               UPPER DRAG LINK                                  NOT QUOTED

DC10-30 NLG DRAG BRACE - ACCOMPLISH FULLY

32-31               UPPER LOCK LINK                                         TBD

                                    EXHIBIT E
                                   PARAGRAPH 4

                          DC10-10/30 SERVICE BULLETINS
                              FEC ENG REPORT 94-025

BULLETIN NUMBER     PART/BULLETIN DESCRIPTION                        LABOR COST
DC10-10  MLG SIDE BRACE - ACCOMPLISH FULLY

32-44               DOWNLOCK ACTUATOR BRACKET                          $  [*]
32-108              DOWNLOCK SPRING & ARM                              $  [*]
32-199              UPPER SIDE BRACE & FITTING                         $  [*]

DC10-30 MLG SIDE BRACE - ACCOMPLISH FULLY

32-44               DOWNLOCK ACTUATOR BRACKET                          $  [*]
32-108              DOWNLOCK SPRING & ARM                              $  [*]
32-165              UPPER SIDE BRACE                                   $  [*]
32-199              UPPER SIDE BRACE & FITTING                         $  [*]

                                    EXHIBIT E
                                   PARAGRAPH 4

                          DC10-10/30 SERVICE BULLETINS
                              FEC ENG REPORT 94-025

BULLETIN NUMBER     PART/BULLETIN DESCRIPTION                        LABOR COST
DC10-30 CLG SHOCK STRUT - ACCOMPLISH FULLY

32-32               SHOCK STRUT PRESSURE GAGE                        NOT QUOTED
32-39               UPPER & LOWER BEARING & ADAPTER                  NOT QUOTED
32-73               PRESSURE GAGE LABEL                               NO CHARGE
32-100              GRAVEL SHIELD                                     NO CHARGE
32-107              UPPER & LOWER BRNG ADAPT                           $  [*]
32-123              PRESS GAGE MANIFOLD                               NO CHARGE
32-144              PRESS GAGE RELOCATE                               NO CHARGE
32-157              REPLACE PRESS GAGE MANIFOLD                       NO CHARGE
32-160              LOWER BEARING REPLACE                             NO CHARGE
32-189              LOWER BEARING MOD                                  $  [*]
32-192              CYL INSPECT/RPL UPR BRG                            $  [*]

DC10-30 CLG HYDRAULIC - ACCOMPLISH FULLY

32-87               BRAKE HOSE IDENTIFICATION                         NO CHARGE
32-144              PIPE RELOCATION                                   NO CHARGE

DC10-30 CLG ELECTRICAL - ACCOMPLISH FULLY

32-186              BRAKE TEMP MONITER                               NOT QUOTED

                                    EXHIBIT 3

                                 to that certain
                         Maintenance Services Agreement
                                     between

                           Federal Express Corporation
                                   ('Federal')

                                       and

                               Hawker Pacific Inc.
                                   ('Hawker')
                            Dated                1994
                                 ---------------

--------------------------------------------------------------------------------

EXHIBIT 3 shall consist of the following 100% Replacement Parts and Standard Bushings List:

Aircraft Type:                          Volume:
-------------                           ------
B727-161K                               VOLUME 2 OF 9
B727-170K                               VOLUME 3 OF 9
B727-191K                               VOLUME 4 OF 9
B727-210K                               VOLUME 5 OF 9
DC10-10                                 VOLUME 7 OF 9
DC10-30                                 VOLUME 8 OF 9